                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     /X/ Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     / / Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                KN Energy, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

[K N ENERGY, INC. LOGO]                       K N Energy, Inc.
                                              370 Van Gordon Street
                                              P.O. Box 281304
                                              Lakewood, CO 80228-8304
                                              (303) 989-1740

                                                                  March 16, 1998

Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Westin Central Park South located at 112 Central Park South, New York, New York, on Thursday, April 16, 1998, at 10:00 A.M., Eastern Daylight Time.

     Please read carefully the accompanying Notice of Annual Meeting and Proxy Statement which contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote: "FOR" an amendment to the Restated Articles of Incorporation of the Company increasing the authorized Common Stock, par value $5.00 per share, of the Company from 50,000,000 shares to 150,000,000 shares; "FOR" the authorization of an additional 1,600,000 shares of Common Stock for issuance under the Company's 1994 Long-Term Incentive Plan; "FOR" the authorization of an additional 1,000,000 shares of Common Stock for issuance under the Company's 1990 Employee Stock Purchase Plan; and "FOR" the reelection of five directors, four directors for terms of three years each and one director for a term of one year.

     As in the past, in the election of directors, you may vote either for or against all persons nominated by the Board by checking the appropriate box. If you wish to vote for some but not all of the persons nominated, mark the "Exceptions" box and write the name of the nominees for whom you do not wish to vote in the space provided.

     To be sure that your shares will be voted, whether or not you plan to attend the meeting in person, please complete, sign, date and mail the accompanying Proxy in the enclosed return envelope promptly. If you then do attend the meeting, your Proxy will be returned to you if you wish to vote in person.

                                            Very truly yours,

                                            /s/ LARRY D. HALL

                                            LARRY D. HALL
                                            Chairman of the Board

                                K N ENERGY, INC.
                             370 VAN GORDON STREET
                                P.O. BOX 281304
                            LAKEWOOD, CO 80228-8304
                                 (303) 989-1740

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of K N Energy, Inc. will be held at The Westin Central Park South located at 112 Central Park South, New York, New York, on Thursday, April 16, 1998, at 10:00 A.M., Eastern Daylight Time, for the following purposes:

          1. To elect five Class II Directors, with four directors to serve terms of three years each and one director to serve a one-year term.

          2. To consider and vote upon a proposal to amend the Restated Articles of Incorporation of the Company to increase the authorized Common Stock, par value $5.00 per share, of the Company from 50,000,000 shares to 150,000,000 shares.

          3. To consider and vote upon a proposal to increase the number of shares authorized for issuance under the 1994 K N Energy, Inc. Long-Term Incentive Plan.

          4. To consider and vote upon a proposal to increase the number of shares authorized for issuance under the 1990 Employee Stock Purchase Plan.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting of Shareholders is a form of Proxy, a Proxy Statement, and a copy of the Company's 1997 Annual Report to Shareholders. The 1997 Annual Report to Shareholders is not to be considered part of the proxy soliciting material.

     Only shareholders of record at the close of business on February 20, 1998, are entitled to vote at the meeting.

     A complete list of the shareholders entitled to vote at the annual meeting will be available for examination by any shareholder, for purposes germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting at the Company's offices at 370 Van Gordon Street, Lakewood, Colorado 80228.

     Shareholders who do not intend to be present at the meeting in person are requested to date and sign the enclosed Proxy and mail it in the enclosed envelope which does not require postage if mailed within the United States.

IMPORTANT:

     PLEASE MARK AND DATE THE PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR THEREON. IF STOCK IS HELD JOINTLY, SIGNATURE SHOULD INCLUDE BOTH NAMES. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, CUSTODIANS, CORPORATE OFFICERS AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD GIVE THEIR FULL TITLES.

                                                      MARTHA B. WYRSCH
                                              Vice President, General Counsel
                                                       and Secretary

Lakewood, Colorado
March 16, 1998

                                K N ENERGY, INC.
                             370 VAN GORDON STREET,
                                P.O. BOX 281304,
                            LAKEWOOD, CO 80228-8304
                                 (303) 989-1740

                                                                  March 16, 1998

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of K N Energy, Inc. (the "Company" or "K N") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M. Eastern Daylight Time on April 16, 1998, at The Westin Central Park South, 112 Central Park South, New York, New York, and at any adjournment of such meeting.

     Proxies may be revoked at any time before they are voted. Revocation may be effected in any of the following ways: (i) by instruction to the Secretary reasonably indicating the shareholder's desire to revoke an existing proxy; (ii) by appropriately signing and returning to the Company a proxy with a more recent date than that of the proxy first given; or (iii) by signing and returning a floor ballot at the meeting of shareholders.

     The Proxy Statement and form of Proxy will be first mailed to the shareholders on or about March 16, 1998.

                               SHARES OUTSTANDING

     Only shareholders of record at the close of business on February 20, 1998, are entitled to vote at the meeting. On that date the Company had outstanding the following shares of capital stock: 70,000 shares of Class A $5.00 Cumulative Preferred Stock, and 32,140,425 shares of Common Stock. Each share of Preferred and Common Stock has one vote and all shares vote as one class for all matters to come before the meeting.

     The holders of a majority of the issued and outstanding shares of the Company who are entitled to vote at the meeting must be present at the meeting, in person or represented by proxy, so that a quorum may be present for the transaction of business. If a quorum is present at the meeting, the five nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or by proxy and entitled to vote shall be elected directors. Any other matters submitted to a vote of the shareholders must be approved by the affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote on the matter. In the election of directors, abstentions will have no effect on the vote. However, an abstention will have the practical effect of voting against any other matters since it is one less vote for approval. Broker nonvotes on one or more matters will have no impact on such matters since they are not considered "shares present" for voting purposes. The By-laws of the Company require that directors be elected by written ballot.

     As a matter of policy, proxies, ballots, and voting tabulations that identify individual shareholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing proxy cards and tabulating the vote. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instructions are given with respect to the matters to be voted upon, the Proxyholders, who are Larry D. Hall and Martha B. Wyrsch, will vote the shares covered by proxies received by them for the election of all five nominees to the Board of Directors, for the proposal to amend the Restated Articles of Incorporation of the Company to increase the authorized Common Stock of the Company from 50,000,000 shares to 150,000,000 shares, for the proposals to increase the authorized shares under the 1994 Long-Term Incentive Plan (the "Incentive Plan") and the 1990 Employee

Stock Purchase Plan (the "Employee Stock Purchase Plan"), and in accordance with the directors' recommendations on any other matters that may come before the meeting.

                         ELECTION OF DIRECTORS (ITEM 1)

     The Restated Articles of Incorporation of the Company provide for a Board of Directors of no fewer than nine nor more than fifteen members (exclusive of any advisory director), divided into three classes of as nearly an equal number as possible, the directors in each class being elected for three years. In 1996, the Company's By-laws were amended to provide that any non-employee director of the Company must retire from his position as a director at the annual meeting of shareholders of the Company which next occurs after the director reaches 72 years of age. In 1998, the Company's By-laws were amended to provide a board position for Charles W. Battey for a period of one year, subject to his reelection at this meeting. There are currently fifteen members of the Board of Directors.

     Messrs. Charles W. Battey, Larry D. Hall, Richard D. Kinder, John F. Riordan and H.A. True, III have been nominated for reelection as Class II directors. Proxies will be voted, unless authority to vote is withheld by the shareholder, for the election of Messrs. Hall, Kinder, Riordan and True to serve until the 2001 Annual Meeting of Shareholders and until the election and qualification of their respective successors, and for the election of Mr. Battey to serve until the 1999 Annual Meeting of Shareholders. If any such nominee shall be unable or shall fail to accept nomination or election by virtue of an unexpected occurrence, proxies may be voted for such other person or persons as shall be determined by the Proxyholders in their discretion. Proxies cannot be voted by the Proxyholders for more than the number of nominees named, which is five persons.

     Under the terms of the Company's By-laws, Cabot Corporation ("Cabot"), the Company's largest shareholder, has the right to nominate a director for election to the Board of Directors as long as Cabot beneficially owns over 5% of the voting stock of K N. Cabot has indicated to the Company that it does not intend to designate a nominee for a board position at this meeting.

     Mr. Kinder was elected by the Board of Directors as a Class II Director in January 1998 to fill one of the two vacancies on the Board of Directors, and John F. Riordan, the former President and Chief Executive Officer of MidCon Corp. ("MidCon"), was elected by the Board of Directors in February 1998 as a Class II Director to fill the other vacancy. K N purchased all of the shares of MidCon from Occidental Petroleum Corporation on January 30, 1998.

     The name of each nominee for election as a director at this meeting and of each director whose term of office will continue after the meeting, and each individual's business experience, year first elected as director, beneficial ownership of Company Common Stock, age and relationship to the Company are as follows:

                                        COMPANY
                             YEAR        SHARES                                               OTHER
                            FIRST     BENEFICIALLY                 POSITIONS                 BUSINESS
                           ELECTED    OWNED AS OF                     HELD                  EXPERIENCE
                              AS      FEBRUARY 20,                  WITH THE               DURING PAST
          NAME             DIRECTOR    1998(1)(2)      AGE         COMPANY(3)               5 YEARS(3)
          ----             --------   ------------     ---   ----------------------   ----------------------
NOMINEE FOR ELECTION FOR TERM OF ONE YEAR EXPIRING IN 1999 (CLASS II)(4)
------------------------------------------------------------------------------------------------------------

Charles W. Battey(4)         1971        98,919        66    Director; Chairman(5)
                                                             (1989-1996); and Chief
                                                             Executive Officer
                                                             (1989-1994)
NOMINEES FOR ELECTION FOR TERM OF THREE YEARS EXPIRING IN 2001 (CLASS II)(6)
------------------------------------------------------------------------------------------------------------

Larry D. Hall                1984       385,738(7)     55    Chairman(8) (April
                                                             1996-Present);
                                                             President and Chief
                                                             Executive Officer
                                                             (1994-Present);
                                                             President and Chief
                                                             Operating Officer
                                                             (1988-1994); Director

Richard D. Kinder(9)         1998         3,200        53    Director (January        Chairman and Chief
                                                             1998-Present);           Executive Officer of
                                                                                      Kinder Morgan Energy
                                                                                      Partners, L.P. (1997
                                                                                      to Present); President
                                                                                      and Chief Operating
                                                                                      Officer of Enron Corp.
                                                                                      (1990 to 1996);
                                                                                      Director of Baker
                                                                                      Hughes, Inc.,
                                                                                      Transocean Offshore
                                                                                      Inc., USA Waste, Inc.
                                                                                      and Kinder Morgan
                                                                                      Energy Partners, L.P.

John F. Riordan(10)          1998         9,866(10)    62    Vice Chairman            Chief Executive
                                                             (February                Officer and President
                                                             1998-Present)            of MidCon Corp (1990-
                                                                                      February 1998);
                                                                                      Director and Executive
                                                                                      Vice President of
                                                                                      Occidental Petroleum
                                                                                      Corporation
                                                                                      (1991-February 1998)
H.A. True, III               1991        17,600(11)    55    Director                 Partner, True
                                                                                      Companies (energy,
                                                                                      agriculture and
                                                                                      financing), Casper,
                                                                                      Wyoming.

                                        COMPANY
                             YEAR        SHARES                                               OTHER
                            FIRST     BENEFICIALLY                 POSITIONS                 BUSINESS
                           ELECTED    OWNED AS OF                     HELD                  EXPERIENCE
                              AS      FEBRUARY 20,                  WITH THE               DURING PAST
          NAME             DIRECTOR    1998(1)(2)      AGE         COMPANY(3)               5 YEARS(3)
          ----             --------   ------------     ---   ----------------------   ----------------------
DIRECTORS WHOSE TERMS EXPIRE IN 2000 (CLASS I)
------------------------------------------------------------------------------------------------------------

Edward H. Austin, Jr.        1994       269,684(12)    56    Director                 Principal of Austin,
                                                                                      Calvert & Flavin,
                                                                                      Inc., an investment
                                                                                      advisory firm, San
                                                                                      Antonio, Texas.

David W. Burkholder          1984        22,161        55    Director                 President of Will
                                                                                      Feed, Inc. (cattle
                                                                                      feeding), Willow
                                                                                      Island, Nebraska;
                                                                                      President of Island
                                                                                      Dehy Company, Inc.
                                                                                      (alfalfa dehydration),
                                                                                      Cozad, Nebraska; and
                                                                                      President of
                                                                                      Consolidated Blenders,
                                                                                      Inc. (alfalfa
                                                                                      dehydration),
                                                                                      Hastings, Nebraska.

David M. Carmichael          1994       245,540        59    Director; Vice           Director of Tom Brown,
                                                             Chairman (July           Inc. (1996-Present);
                                                             1994-1996)(13)           Chairman of the Board
                                                                                      and Chief Executive
                                                                                      Officer of American
                                                                                      Oil and Gas
                                                                                      Corporation
                                                                                      (1983-1994);
                                                                                      President, Chairman of
                                                                                      the Board and Chief
                                                                                      Executive Officer of
                                                                                      American Oil and Gas
                                                                                      Corporation
                                                                                      (1986-1993).

Jordan L. Haines             1983        25,077        70    Director                 Director of Forest Oil
                                                                                      Corporation; Director
                                                                                      of Qwest
                                                                                      Communications
                                                                                      International Inc.

                                        COMPANY
                             YEAR        SHARES                                               OTHER
                            FIRST     BENEFICIALLY                 POSITIONS                 BUSINESS
                           ELECTED    OWNED AS OF                     HELD                  EXPERIENCE
                              AS      FEBRUARY 20,                  WITH THE               DURING PAST
          NAME             DIRECTOR    1998(1)(2)      AGE         COMPANY(3)               5 YEARS(3)
          ----             --------   ------------     ---   ----------------------   ----------------------
William J. Hybl              1988        17,712(14)    55    Director                 Chairman and Chief
                                                                                      Executive Officer and
                                                                                      Trustee of El Pomar
                                                                                      Foundation (charitable
                                                                                      foundation), Colorado
                                                                                      Springs, Colorado;
                                                                                      Vice Chairman and
                                                                                      Director of Broadmoor
                                                                                      Hotel, Inc., Colorado
                                                                                      Springs, Colorado;
                                                                                      Director and President
                                                                                      of the Garden City
                                                                                      Company; Director of
                                                                                      USAA, San Antonio, TX
                                                                                      (insurance company);
                                                                                      President, United
                                                                                      States Olympic
                                                                                      Committee (1996-2000);
                                                                                      Director of FirstBank
                                                                                      Holding Co. of
                                                                                      Colorado.
DIRECTORS WHOSE TERMS EXPIRE IN 1999 (CLASS III)
------------------------------------------------------------------------------------------------------------

Stewart A. Bliss             1993        12,450        64    Director                 Financial Consultant
                                                                                      and Senior Business
                                                                                      Advisor, Denver,
                                                                                      Colorado (1993-
                                                                                      Present); Board Member
                                                                                      of Colorado State
                                                                                      Board of Agriculture
                                                                                      (1993-Present); Chief
                                                                                      of Staff to Governor
                                                                                      of Colorado, Denver,
                                                                                      Colorado (1987-1993);
                                                                                      Director of MACTEC.

Robert H. Chitwood           1990        25,200        67    Director                 President, R.H.
                                                                                      Chitwood Company (oil
                                                                                      and gas production,
                                                                                      investments and
                                                                                      petroleum consulting),
                                                                                      Tulsa, Oklahoma.

Howard P. Coghlan            1981        26,116        70    Director                 Senior Partner,
                                                                                      Coghlan, Crowson,
                                                                                      Fitzpatrick &
                                                                                      Westbrook, Attorneys
                                                                                      at Law, Longview,
                                                                                      Texas.

                                        COMPANY
                             YEAR        SHARES                                               OTHER
                            FIRST     BENEFICIALLY                 POSITIONS                 BUSINESS
                           ELECTED    OWNED AS OF                     HELD                  EXPERIENCE
                              AS      FEBRUARY 20,                  WITH THE               DURING PAST
          NAME             DIRECTOR    1998(1)(2)      AGE         COMPANY(3)               5 YEARS(3)
          ----             --------   ------------     ---   ----------------------   ----------------------
Edward Randall, III          1994       262,204(15)    71    Director                 Private investor;
                                                                                      Director of Paine
                                                                                      Webber Group, Inc.;
                                                                                      Director of Enron Oil
                                                                                      & Gas Company.

James C. Taylor              1994       103,932(16)    60    Director                 Owner and Operator,
                                                                                      Wytana Livestock
                                                                                      Company, Bozeman,
                                                                                      Montana; Private
                                                                                      investor.

---------------

 (1) No Director owns any Preferred Stock of the Company. No director owns beneficially more than one percent of the outstanding shares of Common Stock of the Company other than Mr. Hall who beneficially owns 1.2% of the outstanding Common Stock. In making the computations required in connection with the preceding statement, with respect to any director who held options to purchase shares of Common Stock exercisable within 60 days of February 20, 1998, it was assumed that such options had been exercised. The following number of shares representing such unexercised options were added to the holdings of each of the following directors: Mr. Austin, 12,000 shares; Mr. Battey, 34,000 shares; Mr. Bliss, 12,000 shares; Mr. Burkholder, 9,000 shares; Mr. Carmichael, 81,000 shares; Mr. Chitwood, 15,750 shares; Mr. Coghlan, 9,000 shares; Mr. Haines, 16,500 shares; Mr. Hall, 241,250 shares; Mr. Hybl, 14,250 shares; Mr. Kinder, 3,000 shares; Mr. Randall, 11,000 shares; Mr. Riordan, 6,666 shares; Mr. Taylor, 11,000 shares; and Mr. True, 12,000 shares.

 (2) Unless otherwise indicated, the directors have sole voting and investment power over the shares listed above, other than shared rights created under joint tenancy or marital property laws as between the directors and their respective spouses, if any, and unexercised options.

 (3) All of these persons have held such positions for at least five years unless otherwise indicated.

 (4) Mr. Battey is being nominated for a one-year term expiring in 1999.

 (5) Mr. Battey retired as Chairman after the 1996 Annual Meeting, but remains as a K N Director.

 (6) Mr. Shearer, formerly a Class II Director, resigned as a K N Director effective December 12, 1997.

 (7) Includes 139 shares of Common Stock owned by Mr. Hall's wife, as to which Mr. Hall disclaims beneficial ownership and over which he has neither investment nor voting power. Also includes 88,000 restricted shares that Mr. Hall has the right to vote. Does not include any of the shares attributable to the K N Energy, Inc. Non-Qualified Benefit Plan Trust of which Mr. Hall is a beneficiary. The cumulative number of shares attributable thereto and held by the Trustee thereof as of December 31, 1997 is 4,392 shares.

 (8) Mr. Hall assumed the position of Chairman of the Board after the 1996 Annual Meeting.

 (9) Mr. Kinder filled a vacancy when he was elected by the Board of Directors on January 13, 1998.

(10) Mr. Riordan filled a vacancy when he was elected by the Board of Directors on February 10, 1998. As of February 2, 1998, Mr. Riordan was granted stock options to purchase 20,000 shares of Common Stock, vesting in one-third increments, with the first third immediately vested, and 3,000 shares of restricted stock vesting in one-third increments beginning in 1999. Mr. Riordan has the right to vote all such 3,000 restricted shares. The stock options were granted at 100% of the fair market value of the Common Stock as of the date of grant.

(11) Mr. True has sole voting and investment power over 5,450 shares.

(12) Includes shares of Common Stock owned by various family members or their estates, over which Mr. Austin either has power of attorney or with respect to which Mr. Austin is executor; family trusts; a family partnership and a hedge fund partnership, for both of which Mr. Austin is general partner. Mr. Austin has sole voting power over 61,635 shares; shared voting power over 77,249 shares; and shared investment power over 118,800 shares.

(13) Mr. Carmichael retired as Vice Chairman after the 1996 Annual Meeting, but remains as a K N Director.

(14) Includes 400 shares of Common Stock owned by Mr. Hybl's wife, as to which Mr. Hybl disclaims beneficial ownership and over which he has neither investment nor voting power.

(15) Includes 181,748 shares of Common Stock owned by various family trusts as to which Mr. Randall disclaims beneficial ownership. Mr. Randall has shared voting and investment power over 64,936 shares and sole voting and investment power over 186,268 shares.

(16) Mr. Taylor has sole voting and investment power over 74,882 shares and shared voting and investment power over 18,050 shares.

     Mr. Edward H. Austin, Jr. is married to the niece of Mr. James C. Taylor. No other family relationships exist between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

             RELATIONSHIP BETWEEN CERTAIN DIRECTORS AND THE COMPANY

     Mr. Stewart A. Bliss, a Director of the Company, shared office space with and provided business development consulting services to the law firm of Parcel, Mauro & Spaanstra in 1997, which firm was retained by the Company in 1997, and provided in excess of $60,000 in services to the Company. Mr. Bliss is neither a member of, nor counsel to, the above named law firm and did not provide legal services to the Company.

     On December 30, 1997, Mr. Hall, the Chairman of the Board, Chief Executive Officer and President of the Company, executed a promissory note in favor of the Company in the amount of $120,479 to cover certain tax withholding obligations for employee stock option exercises and the release of restrictions on restricted stock. The promissory note is due to be paid in full on June 15, 1998, and bears interest at a rate of 8.5% per annum.

     Mr. Howard P. Coghlan, a Director of the Company, is a senior partner at the law firm of Coghlan, Crowson, Fitzpatrick & Westbrook, which provided $3,137 in services to the Company in 1997.

                        DIRECTOR AND COMMITTEE MEETINGS

     The Board of Directors met twelve times during 1997, seven of the meetings being regularly-scheduled and five being special meetings. During 1997, all directors attended at least 96% percent of the aggregate meetings of the Board of Directors and committees thereof on which they served.

     During 1997, the Audit Committee was composed of Messrs. Burkholder (Chairman, January to April), Battey, Chitwood, Taylor, and Shearer (Chairman, May to December), and it met four times in 1997. The duties of the Audit Committee include recommendation of the independent auditor for selection by the Board of Directors, review of the arrangements and scope of the independent auditor's audit, review of the findings and recommendations of the independent auditor and internal auditors concerning internal accounting procedures and controls, review of professional services rendered by the independent auditor, review of the independence of the auditor in regard to the Company and its management and review of the Company's risk management policies and procedures.

     The Compensation Committee during 1997 was composed of Messrs. Randall (Chairman, January to April), Austin, Bliss (Chairman, May to December), and Coghlan. It met five times in 1997. The duties of the Compensation Committee are set forth in the Report of the Compensation Committee on Executive Compensation which follows.

     The Executive Committee, composed of Messrs. Hall (Chairman), Haines, Hybl, True, and Carmichael met seven times in 1997. The duties of the Executive Committee consist of oversight and direction of management decisions with respect to the day-to-day operations of K N and its subsidiaries, and nominations for Directors of the Board of the Company. The Executive Committee replaced the Management Committee on April 11, 1996 pursuant to an amendment to the Company's By-laws.

     The Board of Directors does not presently have a separate Nominating Committee; rather, the Executive Committee serves as the Nominating Committee for the Board. Pursuant to the Company's By-laws, shareholders may nominate candidates for the Board of Directors by notifying the Company at its principal executive offices of the name of such candidate and by furnishing other required information at least forty days before the shareholders' meeting at which such election will be held. See also "Date for Receipt of Shareholder Proposals" on page 33.

                             DIRECTOR COMPENSATION

     A director (except a current employee) receives a retainer of $20,000 per year, which may be taken in the form of Common Stock or cash, plus a fee of $1,500 per day for each meeting attended. In addition, beginning in 1998 each non-employee director receives 200 shares of Common Stock on the first business day of the calendar year, with the 1998 issuance occurring on February 10, 1998. Members of the Audit, Compensation and Executive Committees also receive a fee of $1,500 per day for each committee meeting attended on a day other than that of a Board meeting. Directors who are full-time employees of the Company receive no additional compensation in their capacity as director. All directors are reimbursed for reasonable travel and other expenses incurred in attending all meetings. Directors who are not also employees or officers may elect to defer until age 65, and/or until retirement from the Board, all or any portion of their compensation pursuant to the Deferred Compensation Plan for Outside Directors or the 1987 Directors' Deferred Fee Plan, which were adopted by the Company effective May 1, 1984, and May 1, 1987, respectively. The Deferred Compensation Plan for Outside Directors was amended in November 1995 and December 1997 to allow Directors to defer their retainer and/or meeting fees in the form of K N Common Stock or cash equivalency.

     Directors who are not also employees participate in the 1992 Stock Option Plan for Non-Employee Directors ("Directors' Option Plan"), which was amended in 1996. Under the Directors' Option Plan, on the first business day of each calendar year, each Director who is not a salaried employee of the Company is granted an option to purchase up to 3,000 shares of the Company's Common Stock. Options, which vest on the date of grant, may be granted at not less than 100 percent of the fair market value of the Common Stock on the date of grant, but must be at least the par value of the shares subject to the option, and expire 10 years from the date of grant. Options granted pursuant to the Directors' Option Plan are not intended to qualify as incentive stock options, but rather are intended to constitute "nonqualified stock options" as defined by Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The options become exercisable commencing on the date of the grant.

     On January 2, 1998, options to purchase 3,000 shares each were granted to Messrs. Austin, Battey, Bliss, Burkholder, Carmichael, Chitwood, Coghlan, Haines, Hybl, Randall, Taylor and True at an exercise price of $53.9375 per share, the average sales price of the Common Stock on that date. On January 13, 1998, Mr. Kinder was appointed to the Board of Directors and was granted an option to purchase 3,000 shares at an exercise price of $54.7188, the average sales price of the Common Stock on that date.

     Non-employee Directors who were elected prior to 1992 received grants under the 1982 Stock Option Plan for Non-Employee Directors (the "1982 Plan"). Grants are no longer being made from the 1982 Plan. Under the terms of the 1982 Plan, each participant was granted options to purchase the number of shares equal to 500 times the number of years or partial years in the term to which he was elected, which were exercisable in one-third increments annually over the succeeding three-year period.

     At the request of the Company, Mr. David M. Carmichael is a Director of Tom Brown, Inc. The Company pays Mr. Carmichael the annual Tom Brown, Inc. Board of Directors fees. In 1997, those fees totaled $48,000.

                              BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR each of the director nominees.

                           REPORT OF THE COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

     The Company's employees are the most important and valued asset it has. Its senior executives are responsible for developing and driving a business strategy for sustained growth and enhanced rates of return that results in maximum value to the shareholders of the Company. Fiscal year 1997 was a unique year for the Company. The Board of Directors and the Company's senior executives targeted as a primary objective the identification and acquisition of a significant business opportunity, and achieved it. The Company's acquisition of MidCon in January 1998 resulted in a combined company with $8.2 billion in assets and $5.2 billion in operating revenues. It is the goal and obligation of the Compensation Committee and the Board of Directors to attract and retain highly qualified people with the skills to manage opportunities and create shareholder value, and the compensation philosophy discussed in this Report is aimed at creating shareholder value by tying the compensation of the senior executives of the Company to increases in that value.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is presently composed entirely of four independent non-employee directors: Mr. Austin, Mr. Bliss (Chairman), Mr. Coghlan and Mr. Randall. Mr. Coghlan is a senior partner at the law firm of Coghlan, Crowson, Fitzpatrick & Westbrook, which provided $3,137 in services to the Company in 1997. There are no other interlocking relationships among these directors and K N.

     The Compensation Committee is responsible for setting and administering the policies which govern both annual compensation and long-term compensation of executive officers. Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for approval.

COMPENSATION COMPONENTS AND PHILOSOPHY

     Annual executive compensation is principally comprised of salary and incentive cash and stock awards. It is the philosophy of the Company that annual compensation of its executive officers and other key employees should be directly and materially tied to corporate operating and financial performance. To achieve this objective, annual executive compensation decisions are weighted towards cash incentives payable on the basis of such performance. The Company also believes that long-term executive compensation should be tied to corporate operating and financial performance. Grants of stock options, and, more recently, restricted stock awards, have been the principal component of long-term executive compensation.

     The Company's executive compensation components are reviewed periodically and are under review in 1998 by outside compensation consultants to ensure that the Company's compensation package operates effectively and remains both reasonable and competitive with the industry, and is comparable to the compensation offered by companies of the size and scope of the new combined company.

     The Incentive Plan gives the Compensation Committee the flexibility to recommend that the Board grant both non-qualified and incentive stock options, restricted stock awards, stock appreciation rights and other stock-based awards. The Incentive Plan permits the Company to keep pace with changing developments in compensation and benefit programs, making the Company competitive with those companies that offer creative incentives to attract and keep employees. The ability to grant both incentive and non-qualified stock awards enhances the Compensation Committee's ability to meet the Company's objectives of attracting and retaining well-qualified individuals to serve as executive officers and key employees.

     Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation for the Chief Executive Officer and the additional four highest paid executive officers of the Company to $1 million per year. If certain conditions are met, including the removal of discretion in determining individual rewards, compensation may be excluded from consideration of the $1 million limit. Annual compensation of the Company's individual executive officers has historically been below $1 million. However, principally due to the acquisition of MidCon, it is expected that compensation may exceed this limit. The policy of the Compensation Committee to date is to establish and maintain a compensation program which maximizes the creation of long-term shareholder value by recognizing and rewarding performance which increases the value of the Company. Therefore, the Compensation Committee will continue to base the overall compensation of its senior executives on Company performance that favorably impacts shareholder value rather than limit such compensation due to the impact of Section 162(m). However, the Compensation Committee expects to address this issue again later in 1998 due to the rapid growth of the Company.

BASE SALARY

     Salary decisions are based on achievement of both personal and company-wide performance objectives as well as recommendations for salary ranges developed from data obtained through surveys of comparable companies. The types of performance objectives considered when making salary decisions are the same as those described in the discussion on page 13 under the heading entitled Executive Incentive Plan. Salary comparisons are prepared periodically by outside compensation consultants, and are done to ensure that Company salaries remain competitive and reasonable in the industry. Such salary comparisons are currently being developed to ensure competitiveness with companies of comparable size and scope.

STOCK OPTIONS

     In 1997, stock options granted under the Incentive Plan comprised part of the Company's major long-term executive benefit.

     Stock options are granted to meet certain corporate objectives, including to encourage contributions by executive officers to key corporate, operating and financial goals, to show confidence and high expectations that the judgment, initiative and efforts of executive officers will result in the Company's success and to align the interests of executive officers with shareholder interests. Decisions concerning the granting of stock options are directly related to performance-based objectives. In 1997, the Company awarded options to purchase 482,652 shares of Common Stock to a total of 115 employees.

     The following table shows the stock option grants made on August 8, 1997, to the five most highly compensated executive officers of the Company and the portion of those grants which vest in 1998.

                               1997 STOCK OPTIONS

                                                        SHARES
                                                      UNDERLYING
                                                    OPTIONS GRANTED                     SHARES UNDERLYING
                                                     ON AUGUST 8,        PURCHASE         OPTIONS WHICH
                       NAME                              1997             PRICE         WILL VEST IN 1998
                       ----                         ---------------   --------------    -----------------
Larry D. Hall.....................................      80,000           $41.8438            16,000
Morton C. Aaronson................................      20,000           $41.8438             4,000
John N. DiNardo...................................      20,000           $41.8438             4,000
Clyde E. McKenzie.................................      20,000           $41.8438             4,000
H. Rickey Wells...................................      20,000           $41.8438             4,000

     The following table shows the stock option grants made during fiscal year 1997 to all employees other than the five most highly compensated executive officers of the Company.

                               1997 STOCK OPTIONS

                                                   SHARES
                                                 UNDERLYING
                                               OPTIONS GRANTED   PURCHASE
                                                   IN 1997        PRICE           VESTING SCHEDULE
                                               ---------------   --------   ----------------------------
All employees as a group excluding the five
  most highly compensated executive officers                                   one-third increments over
  (110 persons)..............................      352,652        varies                     three years

     Additionally, as part of a special award approved by the Board of Directors on February 10, 1998, in recognition of the extraordinary contributions of the five most highly compensated executive officers in 1997 related to their work on the acquisition of MidCon, the Board granted stock options with an exercise price equal to the public offering price of the Company's Common Stock in the Company's equity offering which was expected to be completed in early March 1998. The stock option grants to each of the five most highly compensated officers were as follows: Mr. Hall 90,000 shares; Mr. Aaronson, 60,000 shares; Mr. DiNardo 60,000 shares; Mr. McKenzie 60,000 shares; and Mr. Wells 60,000
shares. The exercise price of each of these options was set at $          per
share on March   , 1998 when the Company's public offering was priced. These awards are not included in the columns reflecting stock ownership because the grants are subject to forfeiture as described in "Proposal to Amend the Incentive Plan" below.

RESTRICTED STOCK AWARDS

     In 1997, restricted stock awards were granted to the five most highly compensated executives under the Incentive Plan as a component of long-term executive compensation. These grants are intended to reward executive officers for their contributions to key corporate operating and financial results, and to align the interests of these officers with the interests of the Company's shareholders.

     The following table shows the restricted stock grants which were made on February 10, 1997 and August 8, 1997, and the portion of those grants with respect to which restrictions will be lifted in 1998. Holders of the restricted stock identified below are entitled to receive dividends on this stock and to exercise all voting rights with respect thereto.

                             1997 RESTRICTED STOCK

                                                      RESTRICTED STOCK        RESTRICTED STOCK GRANTED
                                                         GRANTED ON               IN 1997 FOR WHICH
                                                      -----------------      RESTRICTIONS WILL BE LIFTED
                        NAME                          2/10/97    8/8/97                IN 1998
                        ----                          -------    ------      ---------------------------
Larry D. Hall.......................................  55,000     15,000                 3,000
Morton C. Aaronson..................................  36,250      3,500                   700
John N. DiNardo.....................................  36,250      3,500                   700
Clyde E. McKenzie...................................  36,250      3,500                   700
H. Rickey Wells.....................................  36,250      3,500                   700

     In recognition of the special performance of the Company's senior executives in completing the acquisition of MidCon in early 1998 as well as the overall performance of the Company in 1997, and consistent with the Incentive Plan to provide competitive compensation to attract and retain the Company's executive officers, on February 10, 1998, the Board of Directors approved a restricted stock award totaling 24,000 shares of stock for the five most highly compensated officers. The allocation of this award to these officers is as follows: Mr. Hall 10,000 shares, Mr. Aaronson 3,500 shares, Mr. DiNardo 3,500 shares, Mr. McKenzie 3,500 shares, and Mr. Wells 3,500 shares. Similar to the stock option awards approved on February 10, 1998, these restricted stock awards are not included in the columns reflecting stock ownership because the grants are not effective until the Company closes its equity offering, which is to be completed in early March 1998, and they are subject to forfeiture unless the shareholders approve the proposal to amend the Incentive Plan. See "Proposal to Amend the Incentive Plan." The only requirement for lapse of restrictions on the stock awards made in 1997 is the continued employment with the Company of the executive on the date the restrictions are set to lapse. The restrictions for the restricted stock granted on February 10, 1998, lapse 20% immediately, and 20% each year on the anniversary date in 1999, 2000, 2001 and 2002.

DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

     The Board of Directors adopted the Directors and Executive Officers Deferred Compensation Plan (the "Deferred Compensation Plan") effective January 1, 1998. Under the terms of the Deferred Compensation Plan, directors and executive officers, along with all other key employees who meet certain requirements as highly compensated employees of the Company, are eligible to participate in the plan. The Deferred Compensation Plan permits plan participants the option of deferring for each plan year base annual salary, incentive payments, director's fees, qualifying gains on stock options and restricted stock awards. One benefit of participating in the plan includes the opportunity for executive officers to earn a matching contribution of up to 15% of their annual base salary, based on the Company's annual attainment of performance objectives announced prior to the plan year during which the match will be earned.

PROFIT SHARING PLAN

     Executive officers, along with all other employees who meet certain requirements regarding length of employment and full-time status, are eligible to participate in the Company's Employee Retirement Fund Trust Profit Sharing Plan ("Profit Sharing Plan"). Effective with the 1996 plan year, the profit sharing contribution was revised to relate directly to the attainment by the Company of specific earnings targets which were approved by the Board of Directors. The Profit Sharing Plan distribution opportunities range from 0% to 10% depending on successful achievement of these specific earnings targets. The Profit Sharing payout for 1997 is expected to be in the range of 7%, reflecting the Company's accomplishments in 1997.

EXECUTIVE INCENTIVE PLAN

     The Compensation Committee annually approves an Executive Incentive Plan, which provides the means for determining and paying annual executive cash awards.

     The Executive Incentive Plan contains detailed criteria for the evaluation of performance by executive officers. Particular emphasis is placed on performance-oriented objectives, financial measures, cost control measures and other measures linked to strategic objectives designed to improve existing performance, development of business growth opportunities, management effectiveness, productivity, safety, cost control, service levels and efficiencies to clearly benefit customers and, thereby, shareholders. Target objectives are set for corporate performance and for division and personal objectives in January of each year. Examples of operating objectives in the 1997 Executive Incentive Plan included: identification and acquisition of a significant business opportunity such as the acquisition of MidCon; acquisition and integration of the Bushton Plant; completion of the Pony Express Pipeline including achievement of full operational capability; and achievement of satisfactory safety goals. Examples of financial goals in the 1996 Executive Incentive Plan included achievement of objectives for net operating income, annual operating income, and for consolidated return on beginning common equity.

     Fiscal year 1997 was a unique year for the Company, and the 1997 Executive Incentive Plan rewards for the five most highly compensated executives reflect special awards made in recognition of the identification, acquisition and integration of MidCon.

     Prior to April 15 of each year, the Compensation Committee designates executive participants in the Executive Incentive Plan for that year. Participation in one year does not guarantee participation in following years. Participants are assigned to levels of eligibility, based on their degree of responsibility for corporate-wide results. In 1997, the five most highly compensated executives had bonus opportunities with a target range of 75%. The Compensation Committee has the discretionary authority to exceed these ranges.

     The Executive Incentive Plan is designed to keep individuals focused on their specific tasks while working as a team. In all cases, at least 50% of each participant's incentive compensation opportunity is based upon the Company's overall results. Depending upon the individual's position, the mix of corporate and division/ personal performance objectives can range from 50% corporate and 50% division/personal to 90% corporate and 10% division/personal.

     The mix of corporate and division/personal goals for each of the five most highly compensated executives, and the 1997 payout, is as follows:

                  INCENTIVE COMPENSATION PERFORMANCE CRITERIA

              EXECUTIVE                 CORPORATE GOAL    DIVISION/PERSONAL GOAL    1997 PAYOUT
              ---------                 --------------    ----------------------    -----------
Larry D. Hall.........................       90%                  0%/10%             $450,000
Morton C. Aaronson....................       80%                 10%/10%             $180,000
John N. DiNardo.......................       80%                 10%/10%             $210,000
Clyde E. McKenzie.....................       80%                 10%/10%             $200,000
H. Rickey Wells.......................       80%                 10%/10%             $210,000

     The amount of incentive compensation paid under the Executive Incentive Plan is based upon actual achievements in the combination of corporate-wide, division and personal goals. Each of the five most highly compensated executives exceeded 100% of his corporate-wide, division and personal goals as well as completing the MidCon acquisition, for which special awards were made. Participants in the Executive Incentive Plan may defer a portion of the awards made under this Plan.

     The Company's 1996 financial and operating results also exceeded its 1996 financial and operating objectives and this success is reflected in the individual incentive pay-outs reported in the 1996 portions of the bonus column of the Summary Compensation Table on page 15.

CHIEF EXECUTIVE OFFICER COMPENSATION

     As indicated above, the Company's executive compensation program, both annual and long-term, is based in large part upon the Company's business performance. Annual incentive compensation for the Chief Executive Officer under the Executive Incentive Plan depend primarily upon the overall performance of the Company. His long-term compensation from both performance-based and nonperformance-based stock options and restricted stock awards, and his salary level, also depends primarily upon Company performance.

     The Compensation Committee closely monitors the performance of the Chief Executive Officer, meeting without his presence to evaluate his success in achieving the corporate objectives in each year. As reported above, in 1997, Mr. Hall was awarded stock options to acquire 80,000 shares of the Company's stock and restricted stock of 70,000 shares, pursuant to the performance criteria described above.

     On February 10, 1998, the Compensation Committee determined that based on the Company's extraordinary achievement of 14.5% growth in corporate earnings per share in 1997, coupled with the successful acquisition of MidCon and the strong 1997 financial and operating results for the Company, Mr. Hall had exceeded all performance objectives for 1997 under the incentive stock option agreement, his restricted stock agreement, and the Executive Incentive Plan and was granted the following awards as a part of his 1997 compensation: options to acquire 90,000 shares, 10,000 shares of restricted stock, the lifting of restrictions on 6,000 shares of formerly restricted stock, and a cash incentive compensation award of $450,000 under the Executive Incentive Plan. The options and restricted stock awarded to Mr. Hall are subject to forfeiture as described in "Proposal to Amend the Incentive Plan" below.

     The 1996 financial and operating results also exceeded the Company's expectations, and the Chief Executive Officer's cash incentive compensation under the Executive Incentive Plan in 1996 also reflects this achievement.

                                            Compensation Committee of
                                              the Board of Directors

                                            Mr. Edward H. Austin, Jr.
                                            Mr. Stewart A. Bliss (Chairman)
                                            Mr. Howard P. Coghlan
                                            Mr. Edward Randall, III

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation during the last three fiscal years of the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                                            COMPENSATION AWARDS
                                                        ----------------------------
                                                                        SECURITIES
                            ANNUAL COMPENSATION          RESTRICTED     UNDERLYING      ALL OTHER
      NAME AND         ------------------------------      STOCK          OPTIONS      COMPENSATION
 PRINCIPAL POSITION    YEAR   SALARY($)   BONUS($)(1)   AWARDS($)(2)      (#)(3)          ($)(4)
 ------------------    ----   ---------   -----------   ------------   -------------   ------------
Larry D. Hall          1997    499,999      450,000      2,662,656(5)      80,000(6)      11,200(7)
  Chairman/            1996    434,006      375,000      1,081,875(5)     300,000(6)      16,299(7)
  President/CEO        1995    362,500      125,000              0         50,000(6)      13,583(7)
Morton C. Aaronson     1997    210,000      180,000      1,487,703(9)      20,000(6)      10,280(10)
  Vice President &     1996    204,000      162,500(8)     761,719(9)      71,000(6)      87,269(10)
  Chief Marketing      1995(11)      N/A        N/A            N/A            N/A            N/A
  Officer
John N. DiNardo        1997    188,333      210,000      1,487,703(12)     20,000(6)      10,248(13)
  Vice President &     1996    159,155      101,250        119,006(12)     33,000(6)      15,457(13)
  General Manager      1995    125,000       23,000              0         10,000(6)      15,426(13)
Clyde E. McKenzie      1997    214,000      200,000      1,487,703(15)     20,000(6)      10,293(16)
  Vice President &     1996    164,615(14)   112,500       769,688(15)     71,000(6)      50,462(16)
  Chief Financial      1995(17)      N/A        N/A            N/A            N/A            N/A
  Officer
H. Rickey Wells        1997    199,999      210,000      1,487,703(18)     20,000(6)      10,248(19)
  Vice President --    1996    180,252      112,500        540,938(18)     51,000(6)      15,473(19)
  Business Operations  1995    122,500            0              0         15,000(6)      23,002(19)

---------------

 (1) The Company has no permanent long-term cash incentive plans. Instead, the Compensation Committee of the Board of Directors reviews the advisability of an executive cash incentive plan on an annual basis as discussed in the Report of the Compensation Committee on Executive Compensation contained herein. Amounts earned under such annual cash incentive plans are actually paid in the year following the year in which they were earned; however such amounts are reflected in the table in the year in which such amounts were earned.

 (2) The amounts disclosed in this column represent the dollar values of the restricted shares of Common Stock granted to the named executive officers in 1997 and 1996. The amounts listed in this column do not reflect the February 10, 1998 restricted stock awards of 24,000 shares to the named executive officers that are described in the last paragraph of the section entitled "Restricted Stock Awards" in the Report of the Compensation Committee on Executive Compensation.

 (3) The amounts listed in this column do not reflect the February 10, 1998 stock option awards of 330,000 shares to the named executive officers which are described in the last paragraph of the section entitled "Stock Options" in the Report of the Compensation Committee on Executive Compensation.

 (4) 1997 earnings under the All Other Compensation column include an amount earned under the Profit Sharing Plan earned in 1997 but credited under the plan in 1998. Under the provisions of the Company's Profit Sharing Plan (a defined contribution plan) established in 1945, during 1997, the Company contributed 7 percent and for 1996 an amount equal to a maximum of 10 percent of eligible employee compensation (determined by comparing 1997 and 1996 actual results to a predetermined graduated scale of annual operating income goals) to the Profit Sharing Plan; and for 1995 the Company contributed an amount equal to the lesser of 10 percent of the annual eligible compensation of eligible employees, excluding bonuses, or 10 percent of net income as defined by the Profit Sharing Plan. All employees who have completed 1,000 hours of service in a plan year are participants. Amounts allocated to an employee's Profit Sharing Plan account vest immediately. Benefits are generally only payable on termination or retirement. Amounts earned under the Profit Sharing Plan are actually credited under the plan in the year following the year in which they were earned.

 (5) Mr. Hall was awarded 30,000 shares of performance-based restricted stock on August 19, 1996, 55,000 shares of restricted stock on February 10, 1997 and 15,000 shares of restricted stock on August 8, 1997, having a market value (based on the grant date average of the high and low prices of the Common Stock) of $36.0625, $37.00 and $41.8438, respectively. As of December 31, 1997, Mr. Hall owned 88,000 shares of restricted stock, having a market value of $4,716,254, which were still subject to restriction, and with respect to which Mr. Hall receives dividends and may exercise all voting rights. Restrictions on the 1996 restricted stock award of 30,000 shares and the August 8, 1997 restricted stock award of 15,000 shares are eligible for lapsing over a five-year period in equal annual portions. The restrictions on the February 10, 1997 restricted stock award of 55,000 shares are eligible for lapsing over a five-year period, with 40% of such shares eligible for lapsing in 1999 and 20% of such shares eligible for lapsing in 2000, 2001 and 2002, respectively.

 (6) These options were granted under the Incentive Plan, and were granted at an exercise price of 100% of the fair market value of the Common Stock as of the date of grant, are exercisable within 10 years from the respective dates of grant, and vest over a three, four or five-year period. See "Stock Options" on page 18 below.

 (7) Mr. Hall's 1997 earnings under the All Other Compensation column include $9,600 earned for 1997 under the Company's Profit Sharing Plan (see discussion in footnote (4) above). The Company also paid $1,620 in term life and accidental death and dismemberment insurance premiums in 1997 on behalf of Mr. Hall. Mr. Hall's earnings for 1996 under the Profit Sharing Plan was $15,000 and insurance premiums paid on behalf of Mr. Hall for 1996 were $1,299, which amounts are reflected in the 1996 All Other Compensation column. Mr. Hall's 1995 Profit Sharing Plan distribution was $13,471 and insurance premiums paid on behalf of Mr. Hall for 1995 totaled $112.

 (8) Mr. Aaronson was awarded a signing bonus of $50,000 on January 4, 1996, and received an Executive Incentive Payout of $112,500 for the 1996 year.

 (9) Mr. Aaronson was awarded 7,500 shares of performance-based restricted stock on January 4, 1996, 15,000 shares of performance-based restricted stock on August 19, 1996, 36,250 shares of restricted stock on February 10, 1997 and 3,500 shares of restricted stock on August 8, 1997, having a market value (based on the grant date average of the high and low prices of the Common Stock) of $29.4375, $36.0625, $37.00 and $41.8438, respectively. As of
     December 31, 1997, Mr. Aaronson owned 47,250 shares of restricted stock, having a market value of $2,532,307, which were still subject to restriction, and with respect to which Mr. Aaronson receives dividends and may exercise all voting rights. Restrictions on the 1996 restricted stock awards of 7,500 and 15,000, and the August 8, 1997 restricted stock award of 3,500 shares, are eligible for lapsing in equal annual portions over a three-year and five-year periods, respectively. The restrictions on the February 10, 1997 restricted stock award of 36,250 shares are eligible for lapsing over a five-year period, with 40% of such shares eligible for lapsing in 1999 and 20% of such shares eligible for lapsing in 2000, 2001 and 2002, respectively.

(10) Mr. Aaronson's 1997 earnings under the All Other Compensation column include $9,600 earned for 1997 under the Company's Profit Sharing Plan (see discussion in footnote (4) above), and $680 in term life and accidental death and dismemberment insurance premiums paid in 1997 on behalf of Mr. Aaronson. Mr. Aaronson's 1996 Profit Sharing Plan distribution was $15,000 and insurance premiums paid on behalf of Mr. Aaronson for 1996 totaled $655. The All Other Compensation column for 1996 also reflects $71,614 in relocation and moving allowances.

(11) Mr. Aaronson was not employed by the Company in 1995.

(12) Mr. DiNardo was awarded 3,300 shares of performance-based restricted stock on August 19, 1996, 36,250 shares of restricted stock on February 10, 1997 and 2,500 shares of restricted stock on August 8, 1997, having a market value (based on the grant date average of the high and low prices of the Common Stock) of $36.0625, $37.00 and $41.8438, respectively. As of December 31, 1997, Mr. DiNardo owned 40,850 shares of restricted stock, having a market value of $2,189,306, which were still subject to restriction, and with respect to which Mr. DiNardo receives dividends and may exercise all voting rights. Restrictions on the 1996 restricted stock award of 3,300 shares and the August 8, 1997 restricted stock award of 3,500 shares are eligible for lapsing in equal annual portions over a three-year and five-year period, respectively. The restrictions on the February 10, 1997 restricted stock award of 36,250 shares are eligible for lapsing over a five-year period, with 40% of such shares eligible for lapsing in 1999 and 20% of such shares eligible for lapsing in 2000, 2001 and 2002, respectively.

(13) Mr. DiNardo's 1997 earnings under the All Other Compensation column include $9,600 earned for 1997 under the Company's Profit Sharing Plan (see discussion in footnote (4) above), and $648 in term life and accidental death and dismemberment insurance premiums paid in 1997 on behalf of Mr. DiNardo. Mr. DiNardo's 1996 Profit Sharing Plan distribution was $15,000 and insurance premiums paid on behalf of Mr. DiNardo for 1996 totaled $457. Mr. DiNardo's 1995 Profit Sharing Plan distribution and insurance premiums paid on behalf of Mr. DiNardo totaled $11,226, and Mr. DiNardo received an automobile allowance of $4,200.

(14) Mr. McKenzie's employment by the Company began on March 25, 1996.

(15) Mr. McKenzie was awarded 7,500 shares of performance-based restricted stock on March 25, 1996, 15,000 shares of performance-based restricted stock on August 19, 1996, 36,250 shares of restricted stock on February 10, 1997 and 3,500 shares of restricted stock on August 8, 1997, having a market value (based on the grant date average of the high and low prices of the Common Stock) of $30.50, $36.0625, $37.00 and $41.8438, respectively. As of
     December 31, 1997, Mr. McKenzie owned 52,250 shares of restricted stock, having a market value of $2,800,276, which were still subject to restriction, and with respect to which Mr. McKenzie receives dividends, and may exercise all voting rights. Restrictions on the 1996 restricted stock awards of 7,500 and 15,000 shares and the August 8, 1997 restricted stock award of 3,500 shares are eligible for lapsing in equal annual portions over a three-year and five-year periods, respectively. The restrictions on the February 10, 1997 restricted stock award of 36,250 shares are eligible for lapsing over a five-year period, with 40% of such shares eligible for lapsing in 1999 and 20% of such shares eligible for lapsing in 2000, 2001 and 2002, respectively.

(16) Mr. McKenzie's 1997 earnings under the All Other Compensation column include $9,600 earned for 1997 under the Company's Profit Sharing Plan (see discussion in footnote (4) above), and $693 in term life and accidental death and dismemberment insurance premiums paid in 1997 on behalf of Mr. McKenzie. Mr. McKenzie's 1996 Profit Sharing Plan distribution was $15,000 and insurance premiums paid on behalf of Mr. McKenzie for 1996 totaled $462. The All Other Compensation column for 1996 also reflects $35,000 in relocation allowance granted to Mr. McKenzie.

(17) Mr. McKenzie was not employed by the Company in 1995.

(18) Mr. Wells was awarded 15,000 shares of performance-based restricted stock on August 19, 1996, 36,250 shares of restricted stock of February 10, 1997 and 3,500 shares of restricted stock on August 8, 1997, having a market value (based on the grant date average of the high and low prices of the Common Stock) of $36.0625, $37.00 and $41.8438, respectively. As of December 31, 1997, Mr. Wells owned 44,750 shares of restricted stock, having a market value of $2,398,322, which were still subject to restriction, and with respect to which Mr. Wells receives dividends and may exercise all voting rights. Restrictions on the 1996 restricted stock award of 15,000 shares and the August 8, 1997 restricted stock award of 3,500 shares are eligible for lapsing in equal annual portions over a three-year and five-year period, respectively. The restrictions on the February 10, 1997 restricted stock award of 36,250 shares are eligible for lapsing over a five-year period, with 40% of such shares eligible for lapsing in 1999 and 20% of such shares eligible for lapsing in 2000, 2001 and 2002, respectively.

(19) Mr. Wells' 1997 earnings under the All Other Compensation column include $9,600 earned for 1997 under the Company's Profit Sharing Plan (see discussion in footnote (4) above). The Company also paid $648 in term life and accidental death and dismemberment insurance premiums in 1997 on behalf of Mr. Wells. Mr. Wells' 1996 Profit Sharing Plan distribution was $15,000 and insurance premiums paid on behalf of Mr. Wells for 1996 totaled $473. Mr. Wells' earnings for 1995 included Profit Sharing Plan contributions and insurance premiums paid on behalf of Mr. Wells totaling $11,002 and an automobile allowance of $12,000.

                                 STOCK OPTIONS

     Information concerning 1997 grants of options to purchase the Common Stock to the named executive officers follows:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                               INDIVIDUAL GRANTS
                                 ------------------------------------------------------------------------------
                                                PERCENT                                  POTENTIAL REALIZABLE
                                 NUMBER OF      OF TOTAL                                   VALUE AT ASSUMED
                                   SHARES       OPTIONS                                  ANNUAL RATES OF STOCK
                                 UNDERLYING    GRANTED TO                               PRICE APPRECIATION FOR
                                  OPTIONS     EMPLOYEES IN   EXERCISE OR                    OPTION TERM(3)
                                  GRANTED        FISCAL      BASE PRICE    EXPIRATION   -----------------------
             NAME                  (#)(1)       YEAR(2)        ($/SH)         DATE        5%($)        10%($)
             ----                ----------   ------------   -----------   ----------   ----------   ----------
Larry D. Hall..................  80,000(4)       16.5%         41.8438       8/8/07     2,105,220    5,335,048
Morton C. Aaronson.............  20,000(4)        4.1%         41.8438       8/8/07       526,305    1,333,762
John N. DiNardo................  20,000(4)        4.1%         41.8438       8/8/07       526,305    1,333,762
Clyde E. McKenzie..............  20,000(4)        4.1%         41.8438       8/8/07       526,305    1,333,762
H. Rickey Wells................  20,000(4)        4.1%         41.8438       8/8/07       526,305    1,333,762

---------------

(1) Each option granted in 1997 has an exercise price equal to the fair market value of K N's Common Stock on the date of grant and expires ten years from the date of grant, subject to earlier termination in certain events related to termination of employment of the optionee. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions. Under the terms of the Incentive Plan, the Compensation Committee retains discretion, subject to plan limits, to accelerate exercise dates and otherwise waive or amend any conditions of options granted thereunder.

(2) The total number of options granted to Company employees in 1997 was 482,652.

(3) The values set forth in this column assume annual rates of stock appreciation of 5% and 10%. The Company has no ability to predict whether such appreciation rates will be achieved, and, therefore, cannot predict whether the potential realizable values set forth in this column realistically indicate the value of the options granted to the named executive officers in 1997.

(4) These options vest over five years, subject to automatic acceleration of full exercisability upon a Change of Control of the Company (as defined in the Change of Control Severance Agreement).

     The following table sets forth information about option exercises in 1997 by the named executive officers and the value of the remaining options held by each such officer at year-end.

                      AGGREGATED OPTION EXERCISES IN 1997
                           AND YEAR-END OPTION VALUES

                                                                                             VALUE OF
                                                                      NUMBER OF             UNEXERCISED
                                                                SECURITIES UNDERLYING      IN-THE-MONEY
                                                                 UNEXERCISED OPTIONS        OPTIONS AT
                                                                   AT YEAR-END(#)           YEAR-END($)
                                SHARES ACQUIRED      VALUE          EXERCISABLE/           EXERCISABLE/
             NAME               ON EXERCISE(#)    REALIZED($)       UNEXERCISABLE        UNEXERCISABLE(1)
             ----               ---------------   -----------   ---------------------   -------------------
Larry D. Hall.................      26,000          611,541        181,250/349,000      4,336,959/6,264,046
Morton C. Aaronson............       9,290          188,852         22,210/ 45,000        374,261/1,207,924
John N. DiNardo...............         425           10,748         30,950/ 45,000         714,363/ 775,158
Clyde E. McKenzie.............       2,500           99,375         29,000/ 67,000        529,782/1,329,159
H. Rickey Wells...............       1,250           39,791         42,000/ 57,500       1,050,783/ 997,111

---------------

(1) Based on the average of the high and low price of the Company's Common Stock on the NYSE Composite Tape on December 31, 1997, which was $53.5938.

                           EXECUTIVE STOCK OWNERSHIP

     The following table sets forth information about beneficial stock ownership of the named executive officers, as well as all executive officers and directors as a group.

                  EXECUTIVE OFFICER BENEFICIAL STOCK OWNERSHIP

                                                                AMOUNT AND NATURE OF
                                                              COMMON STOCK BENEFICIALLY
                                                              OWNED AS OF FEBRUARY 20,
                            NAME                                    1998(1)(2)(3)
                            ----                              -------------------------
Larry D. Hall...............................................            385,738(4)
Morton C. Aaronson..........................................            106,889
John N. DiNardo.............................................             88,778
Clyde E. McKenzie...........................................            111,886
H. Rickey Wells.............................................            115,450
All executive officers and directors as a group.............          2,094,530

---------------

(1) No named executive officer beneficially owns any preferred stock of the Company. No named executive officer beneficially owned more than 1 percent of the Company's outstanding Common Stock other than Mr. Hall, who beneficially owns 1.2% of the outstanding Common Stock. All executive officers and directors as a group owned approximately 6.5% percent of the outstanding Common Stock. Respecting share ownership by directors, see "Election of Directors" on page 3. In making the computations required in connection with the preceding statement, with respect to any executive officer who held options to purchase shares of the Common Stock exercisable within 60 days of February 20, 1998, it was assumed that such options had been exercised. The following number of shares representing such unexercised options were added to the holdings of each of the following executive officers: Mr. Hall, 241,250 shares; Mr. Aaronson, 43,210 shares; Mr. DiNardo, 41,950 shares; Mr. McKenzie, 52,500 shares; and Mr. Wells, 59,000 shares. A total of 778,467 shares representing such unexercised options were added to the holdings of all executive officers and directors as a group.

(2) Does not include shares earned in 1997 under the Company's Profit Sharing Plan, which have not yet been paid. Fifty percent of the profit sharing award is required to be invested in the Company's Common Stock.

(3) Unless otherwise indicated, the executive officers have sole voting and investment power over the shares listed above, other than shared rights created under joint tenancy or marital property laws as between the Company's executive officers and their respective spouses, if any.

(4) Includes 139 shares of Common Stock owned by Mr. Hall's wife, as to which Mr. Hall disclaims beneficial ownership and over which he has neither investment nor voting power. Does not include any of the shares attributable to the K N Energy, Inc. Non-Qualified Benefit Plan Trust of which Mr. Hall is a beneficiary. The cumulative number of shares attributable thereto and held by the Trustee thereof as of December 31, 1997 is 4,392 shares.

                               PERFORMANCE GRAPH

     The following Performance Graph compares the performance of the Company's Common Stock to the Standard & Poor's 500 Stock Index and to the Standard & Poor's Natural Gas Index for the Company's last five fiscal years. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1992, and that all dividends were reinvested. Total net return to the Company's shareholders in 1997 exceeded 40.9%, as compared to an average return of 32.8% for the Standard & Poor's 500 Stock Index and of 18.3% for the Standard & Poor's Natural Gas Index for the same period.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
    AMONG K N ENERGY, INC., THE S&P 500 INDEX AND THE S&P NATURAL GAS INDEX

  MEASUREMENT PERIOD                                                                                      S & P
(FISCAL YEAR COVERED)                                                 K N E           S & P 500        NATURAL GAS
---------------------                                                 -----           ---------        -----------
        1992                                                           100               100               100
        1993                                                           142               110               119
        1994                                                           137               111               113
        1995                                                           174               153               160
        1996                                                           242               189               213
        1997                                                           341               251               252

                       PENSION AND SUPPLEMENTAL BENEFITS

     The Company's employees and officers participate in its Retirement Plan and Trust Agreement for Non-Bargaining Employees (the "Pension Plan"). This is a defined benefit plan which is not based upon a participant's final years' compensation. Annual pension benefits at the normal retirement age of 65 are equal to the total of the yearly accrued annuity credits. Prior to January 1, 1989, the yearly annuity credit equaled 1.1 percent of the first $8,400 of compensation and 2.1 percent of compensation in excess of $8,400. Effective January 1, 1989, the yearly annuity credit equals 1.75 percent of the first $19,200 of compensation and 2.1 percent of compensation in excess of $19,200. For purposes of the Pension Plan, compensation excludes bonuses and commissions, and includes overtime and special duty compensation. Assuming continued employment to age 65 at present salaries, the estimated annual pension benefits of the named executive officers are as follows: Mr. Hall, $97,032, Mr. Aaronson, $92,016, Mr. DiNardo, $64,236, Mr. McKenzie, $55,766, and Mr. Wells, $104,256.
These benefits are not subject to any deduction for Social Security benefits or other offset amounts.

     The Company's Profit Sharing Plan, described on page 12 above, also provides retirement benefits to eligible employees including executive officers. In addition, the Company has supplemental benefit plans which are designed to assure payment to certain employees of benefits that would be provided under the Pension Plan and the Profit Sharing Plan except for the dollar limits on accrued benefits imposed by the Code.

                         SEVERANCE AND OTHER AGREEMENTS

     The Company has entered into severance agreements with certain key employees, including all of its named executive officers, effective on or about October 18, 1996. The agreements provide severance benefits if the officer is involuntarily terminated under certain circumstances within two years following a change in control of the Company. A "change in control" means (i) a change in the majority of the Board of Directors of the Company as a result of any reason other than normal retirement, death or disability; (ii) the sale by the Company of all or substantially all of its assets or the approval by the shareholders of a plan of complete liquidation; (iii) a person or group becoming the beneficial owner of 30% or more of the outstanding voting stock of the Company; or (iv) the approval by the shareholders of a merger or consolidation other than one in which the Company's outstanding voting securities prior thereto constitute more than 50% of the combined voting power of the surviving entity and other than a merger in which no person acquires more than 30% of the Company's then outstanding securities. Such benefits are provided if, within two years following a change in control, the officer is involuntarily terminated (other than for willful misconduct, gross negligence, death, disability or retirement), or the officer terminates his employment because of a "change of duties." A "change of duties" means generally a reduction in compensation, downgrading of position or authority, or the requirement to relocate. Upon such termination, the officer would be entitled to receive in a lump sum an amount, subject to withholding tax and employee benefit premiums or similar adjustments, equal to a multiple of the officer's annual compensation (including base salary and cash incentive bonus) earned at termination, plus payment of the costs for or provision of certain welfare benefits for a specified period after involuntary termination. In addition, all stock options or restricted stock granted to such person and outstanding at the time of involuntary termination become immediately exercisable and all restrictions thereon are removed. The persons who are parties to such agreements are bound by certain noncompetition and confidentiality provisions.

     The following table summarizes Change of Control Severance Agreement terms for the Company's five most highly compensated officers:

                     CHANGE OF CONTROL SEVERANCE AGREEMENTS

                                                                                     DURATION OF
                        NAME                               SEVERANCE PAYMENT       WELFARE BENEFITS
                        ----                               -----------------       ----------------
Larry D. Hall........................................  3x executive compensation      36 months
Morton C. Aaronson...................................  2x executive compensation      24 months
John N. DiNardo......................................  2x executive compensation      24 months
Clyde E. McKenzie....................................  2x executive compensation      24 months
H. Rickey Wells......................................  2x executive compensation      24 months

     The Company entered into an Employment Agreement with Morton C. Aaronson effective January 1, 1996 for a two-year period, with renewal options for successive one-year terms. This Employment Agreement was renewed for 1998. The terms of this agreement include: a guaranteed base salary of at least $202,000; provision of benefits customarily provided to the Company's executive management employees; and provision of one year's base salary if the Agreement's term is not renewed in exchange for Mr. Aaronson's compliance with non-competition and confidentiality covenants.

     The Company entered into an agreement with Mr. Battey obligating him to provide consulting services to the Company for two years following his retirement on April 11, 1996, for compensation of $300,000, payable in four equal semi-annual installments over the term of the agreement which expires in 1998.

           PROPOSAL TO INCREASE THE AUTHORIZED COMMON STOCK (ITEM 2)

     The K N Board of Directors has proposed and recommends to the K N shareholders that they adopt an amendment to the Company's Restated Articles of Incorporation that would increase the number of authorized shares of Common Stock, par value $5.00 per share, from 50,000,000 shares to 150,000,000 shares. The additional 100,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

     As of February 20, 1998, 32,140,425 shares of Common Stock were outstanding and an additional 2,810,393 shares were reserved for issuance under K N's stock option, dividend reinvestment, employee stock purchase and employee benefit plans (the "Plans"). Later in this Proxy Statement, the Company is asking the shareholders to approve an increase in the number of shares available for issuance under both the Company's Incentive Plan and Employee Stock Purchase Plan, for a total of 2,600,000 additional shares. Also, the Company recently borrowed money under a bank facility in order to finance the acquisition of MidCon. In order to refinance some of the money borrowed under the bank facility, the Company completed a public offering in March 1998 selling 10,000,000 shares of Common Stock. After taking into consideration the shares reserved for issuance under the Company's Plans, the proposed increase of the authorized shares under the Company's Incentive Plan and Employee Stock Purchase Plan, and the recent public offering, the Company will have only 2,449,182 shares of Common Stock available for issuance.

     The K N Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock from 50,000,000 shares to 150,000,000 shares is desirable and prudent so that additional authorized shares of Common Stock are readily available for issuance in connection with possible future financings, corporate mergers and acquisitions, strategic relationships with corporate partners, employee benefit plans and for other general corporate purposes. Increasing the authorized shares of Common Stock will also provide a reserve of shares available for issuance in connection with possible stock splits or stock dividends if the Board of Directors determines it is desirable to facilitate a broader base of shareholders. Currently, K N has no plans, agreements or arrangements in place requiring the issuance of additional shares of Common Stock for these or other purposes, other than possible future issuances pursuant to existing share reservations. However, having shares available for issuance would enable K N to take timely advantage of market conditions and other favorable opportunities for raising new capital without the delay and expense associated with holding special meetings of shareholders as would otherwise be required by law or stock exchange regulations.

     The ability of the K N Board of Directors to issue additional Common Stock could be considered to have an anti-takeover effect to the extent that the Board could use such shares to dilute the percentage ownership or voting power of a person seeking to obtain control of K N. The K N Board of Directors will be authorized to determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

     The Restated Articles of Incorporation and By-laws of the Company contain certain provisions that are intended to enhance the likelihood of continuity and stability in the composition of the K N Board of Directors and in the policies formulated by the Board and to discourage an unsolicited takeover of K N if the Board determines that such a takeover is not in the best interests of K N and its shareholders. However, these provisions could have the effect of discouraging certain attempts to acquire K N or to remove incumbent management even if some (or even a majority) of the shareholders of K N deem such an attempt to be in their best interests.

                              BOARD RECOMMENDATION

     The K N Board of Directors recommends a vote FOR the proposal to amend the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 50,000,000 shares to 150,000,000 shares.

                 PROPOSAL TO AMEND THE INCENTIVE PLAN (ITEM 3)

     The Incentive Plan became effective when it received shareholder approval at the 1994 Annual Meeting. On April 11, 1996, the shareholders approved an amendment to the Incentive Plan increasing the shares subject to the Incentive Plan from 700,000 shares to 2,200,000 shares. As of December 31, 1997, there were only 106,715 shares left in the Incentive Plan. On February 10, 1998, the Board of Directors voted to amend the Incentive Plan to increase the authorized number of shares of Common Stock issuable thereunder from 2,200,000 shares to 3,800,000 shares. Such amendment will become effective upon the affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the 1998 Annual Meeting. Should the amendment not be approved, the Incentive Plan will remain in full force and effect, although the stock options and restricted stock awarded thereunder in February 1998 will be forfeited as explained below.

     The purposes of the Incentive Plan are (i) to further the growth and financial success of K N and its subsidiaries by aligning the interest of the Company's shareholders and recipients of awards under the Incentive Plan thereby increasing the proprietary interest of such recipients in the Company's growth and success, and (ii) to increase the flexibility of K N to compensate key employees and to motivate, attract and retain such employees. The Board of Directors believes that the Incentive Plan has fulfilled these purposes to date. As indicated in the "Report to the Compensation Committee on Executive Compensation" herein, during the last four years awards of stock options under the Incentive Plan have comprised the Company's major long-term executive benefit. With the recent acquisition of MidCon, the number of employees of the Company has more than doubled, making the need for an increase in the number of shares available for issuance under the Incentive Plan more critical.

     In structuring the Incentive Plan, the Board of Directors sought to provide for a variety of awards that could be flexibly administered in order to carry out the purposes of the Incentive Plan, to permit the Company to keep pace with changing developments in compensation programs and to make the Company more competitive with those companies that offer creative incentives to attract and keep employees. The flexibility of the Incentive Plan allows the Company to respond to changing circumstances such as changes in tax laws, accounting rules, securities regulations and other rules regarding benefit plans. The Incentive Plan grants the administrators flexibility in creating the terms and restrictions deemed appropriate for particular awards as facts and circumstances warrant.

     The following table presents certain information with respect to options already granted under the Incentive Plan during the Company's fiscal year ending December 31, 1998 to (i) the named executive officers, (ii) all executive officers as a group, (iii) all non-executive officer directors as a group, and
(iv) all non-executive officer employees as a group. In each case, the options
have an exercise price of $          , the options will expire ten years from
the date of grant, and the options vest over three or five year periods.

                            1998 STOCK OPTION GRANTS

                                                                 1994 LONG-TERM INCENTIVE PLAN
                                                         ---------------------------------------------
                                                                           NUMBER OF SHARES UNDERLYING
                   NAME AND POSITION                     DOLLAR VALUE(1)         OPTIONS GRANTED
                   -----------------                     ---------------   ---------------------------
Larry D. Hall..........................................      [$     ]                 90,000
Chairman/President and CEO(2)
Morton C. Aaronson.....................................      [$     ]                 60,000
Vice President and Chief Marketing Officer(2)
John N. DiNardo........................................      [$     ]                 60,000
Vice President and General Manager(2)
Clyde E. McKenzie......................................      [$     ]                 60,000
Vice President and Chief Financial Officer(2)
H. Rickey Wells........................................      [$     ]                 60,000
Vice President -- Business Operations(2)
All Executive Officers as a Group(2)...................      [$     ]                330,000
All Non-Executive Officer Directors as a Group.........            $0                      0
All Non-Executive Officer Employees as a Group(2)......      [$     ]                 45,500

---------------

(1) Based on the average of the high and low price of the Company's Common Stock on the NYSE Composite Tape on March __, 1998 multiplied by the number of shares underlying the option(s).

(2) Option grants to this person or group of persons for the remainder of 1998 will be made at the discretion of the Board and are not determinable at this time. Accordingly, this table sets forth information regarding option grants actually made to such person or group of persons on March __, 1998.

     The following table presents certain information with respect to restricted stock already granted under the Incentive Plan during the Company's fiscal year ending December 31, 1998 to (i) the named executive officers, (ii) all executive officers as a group, (iii) all non-executive officer directors as a group, and
(iv) all non-executive officer employees as a group. In each case, the restricted stock awards vest in equal one-third or one-fifth increments over three or five years, respectively.

                          1998 RESTRICTED STOCK GRANTS

                                                                 1994 LONG-TERM INCENTIVE PLAN
                                                          --------------------------------------------
                                                                                     NUMBER OF
                   NAME AND POSITION                      DOLLAR VALUE(1)    RESTRICTED SHARES GRANTED
                   -----------------                      ---------------    -------------------------
Larry D. Hall...........................................     [$       ]               10,000
Chairman/President and CEO(2)
Morton C. Aaronson......................................     [$       ]                3,500
Vice President and Chief Marketing Officer(2)
John N. DiNardo.........................................     [$       ]                3,500
Vice President and General Manager(2)
Clyde E. McKenzie.......................................     [$       ]                3,500
Vice President and Chief Financial Officer(2)
H. Rickey Wells.........................................     [$       ]                3,500
Vice President -- Business Operations(2)
All Executive Officers as a Group(2)....................     [$       ]               24,000
All Non-Executive Officer Directors as a Group..........     [$       ]                    0
All Non-Executive Officer Employees as a Group(2).......     [$       ]               26,500

---------------

(1) Market price on the date of grant, March __, 1998, multiplied by the number of restricted shares.

(2) Restricted stock grants to this person or group of persons for the remainder of 1998 will be made at the discretion of the Board and are not determinable at this time. Accordingly, this table sets forth information regarding restricted stock grants actually made to such person or group of persons on March __, 1998.

     If the shareholders do not approve the proposed increase in the number of authorized shares under the Incentive Plan, the stock options and restricted stock awards reflected in the above tables will be forfeited and returned to the Company for cancellation.

                             INCENTIVE PLAN SUMMARY

ADMINISTRATION

     The Incentive Plan provides for administration by the Compensation Committee of the Board of Directors (the "Compensation Committee"). No member of the Compensation Committee can participate in the Incentive Plan. Among the powers granted to the Compensation Committee are the authority to interpret the Incentive Plan, establish rules and regulations for its operation, select employees of the Company and its subsidiaries to receive awards, and determine the form, amount and other terms and conditions of awards. The Compensation Committee also has the power to modify or waive restrictions on awards, to amend awards and to grant extensions and accelerate awards.

ELIGIBILITY FOR PARTICIPATION

     Officers and other key employees of the Company and subsidiary companies (in which the Company owns directly or indirectly more than a 50% voting equity interest) are eligible to be selected to participate in the Incentive Plan. The selection of participants from eligible persons is within the sole discretion of the Compensation Committee. Directors who are not employees are not eligible to participate in the Incentive Plan. The Company estimates that approximately fifty persons are currently eligible to receive awards under the Incentive Plan.

TYPES OF AWARDS

     The Incentive Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights, in tandem with stock options or freestanding; (3) stock awards, including restricted stock; and (4) any other stock-based award established by the Committee with terms consistent with the Incentive Plan's purposes. Any stock option granted in the form of an incentive stock option must satisfy the applicable requirements of Section 422 of the Code. Awards may be granted individually, in combination, or in tandem as determined by the Committee.

OPTIONS

     Options granted under the Incentive Plan may be Incentive Stock Options ("ISOs"), as defined in Section 422 of the Code, or options not qualifying for treatment as ISOs ("Nonstatutory Stock Options" and together with ISOs, referred to as "Options"). The Compensation Committee determines the recipients of Options and the terms of the Options, including the number of shares for which an Option is granted, the term of the Option and the time(s) when the Option can be exercised. Conditions respecting the exercise of an Option may, in the discretion of the Compensation Committee, be contained in the agreement with the participant or in the Compensation Committee's procedures. Each ISO must comply with all the requirements of Section 422 of the Code. The Compensation Committee may in its discretion waive any condition respecting the exercise of any Option and may accelerate the time at which any Option is exercisable.

     The price per share of Common Stock subject to an Option (the "Option Price") is set by the Compensation Committee. In the case of ISOs, the Option Price shall not be less than the fair market value of Common Stock (generally determined to be the average of the high and low sales price reported in The Wall Street Journal for the New York Stock Exchange -- Composite Transactions) on the date of the grant of the ISOs. The Compensation Committee also determines the manner in which the Option Price of an Option may be paid, which may include the tender of cash or securities or the withholding of Common Stock or cash to be received through grants or any other arrangements satisfactory to the Compensation Committee. The Incentive Plan provides that no ISO shall be exercisable later than 10 years after the date of grant. The Incentive Plan, however, does not restrict the term of a Nonstatutory Stock Option. Options are not transferable except by will or the laws of descent and distribution.

STOCK APPRECIATION RIGHTS

     In the discretion of the Compensation Committee, Stock Appreciation Rights ("SARs") may be granted separately or in tandem with the grant of an Option. An SAR is a grant entitling the participant to receive an amount in cash or shares of Common Stock or a combination thereof, as the Compensation Committee may determine, having a value equal to (or if the Compensation Committee shall determine at the time of grant, less than) the excess of (i) the fair market value on the date of exercise of the shares of Common Stock with respect to which the SAR is exercised over (ii) the fair market value of such shares on the date of the grant (or over the Option Price, if the SAR is granted in tandem with an Option).

     An SAR granted in tandem with a Nonstatutory Stock Option may be granted either at or after the time of the grant of the Nonstatutory Stock Option. An SAR granted in tandem with an ISO may be granted only at the time of the grant of the ISO. An SAR granted in tandem with an Option terminates and is no longer exercisable upon the termination or exercise of the related Option. Subject to the limitations set forth in the Incentive Plan, SARs shall be subject to such terms and conditions as shall be determined from time to time by the Compensation Committee. The Compensation Committee at any time may accelerate the ex-ercisability of any SAR and otherwise waive or amend any conditions with respect to the grant of an SAR. SARs are not transferable except by will or the laws of descent and distribution.

RESTRICTED STOCK

     The Incentive Plan provides that the Compensation Committee will have discretion to make grants of restricted stock. A restricted stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Compensation Committee on the date of the grant, shares of Common Stock subject to such restrictions and conditions as the Committee may determine at the time of the grant. Upon (i) the grant of restricted stock (or upon payment of the purchase price for restricted stock if a purchase price is required) and (ii) recording of the issuance of the restricted stock in the stock ledger of the Company, the recipient may have all the rights of a stockholder with respect to the restricted stock, including voting and dividend rights. A grant of restricted stock will be subject to non-transferability restrictions, Company repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Compensation Committee shall impose at the time of grant. Shares of restricted stock may not be transferred or otherwise disposed of by a participant except as specifically provided for in the Incentive Plan.

     Upon the grant of a restricted stock award, the Compensation Committee shall specify the conditions and time periods, if any, under which the restrictions on the shares subject to the grant will lapse. Restrictions may include vesting restrictions based upon matters such as timing, but also could relate to other matters. Subsequent to the lapse of all restrictions on shares of restricted stock, such shares shall cease to be restricted stock and shall be deemed "vested". The Compensation Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the date(s) on which a grant of restricted stock vests.

     In the event of employment termination for a participant, for any reason, prior to shares of restricted stock becoming vested, the Company has the right, in the discretion of the Compensation Committee, to repurchase such shares at their purchase price, or to require forfeiture of such shares if acquired at no cost.

OTHER AWARDS

     In addition to Options, SARs and restricted stock, the Incentive Plan permits the Compensation Committee to grant awards consisting of any other form of stock-based consideration that the Compensation Committee determines is consistent with the purposes of the Incentive Plan. The grant of additional types of awards is subject to the overall limitation on the number of shares of Common Stock (or stock equivalents) that may be granted under the Incentive Plan. Pursuant to such authority, the Compensation Committee could grant awards such as restricted units, phantom stock, performance awards, performance units, limited stock appreciation rights, stock acquisition rights, valuation protection rights, or any other type of stock-based award or combination or derivative of various types of awards. The form and terms of any such additional types of awards, as well as the terms and conditions of the grant of any such awards, will be determined by the Compensation Committee and set forth in the agreements entered into with participants and in the Compensation Committee's procedures. Such grants (including grants of Options, SARs and restricted stock) may be settled at the discretion of the Compensation Committee in cash, shares of Common Stock or any combination thereof.

     Although the Compensation Committee has not previously granted awards under other Company plans other than stock options and restricted stock, and has no present plans to change from past practice, future circumstances could result in other forms of awards being granted by the Compensation Committee under the Incentive Plan.

FEDERAL TAX CONSEQUENCES

     Under the Code, a participant receiving a Nonstatutory Stock Option ordinarily does not realize taxable income upon the grant of the Option. A participant does, however, realize ordinary income upon the exercise of a Nonstatutory Stock Option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the Option Price. The Company is entitled to a Federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant, provided that the Company withholds Federal income tax with respect to the amount of such compensation. Upon the subsequent sale of the shares acquired pursuant to a Nonstatutory Stock Option, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant, although there will be no tax consequences for the Company.

     The grant of an ISO does not result in taxable income to a participant. The exercise of an ISO also does not result in taxable income, provided that the employment requirements specified in the Code are satisfied, although such exercise may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the Common Stock acquired upon exercise of an ISO during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands.

     The statutory holding period is the later of two years from the date the Option is granted or one year from the date the Common Stock is transferred to the participant pursuant to the exercise of the Option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any Federal income tax deduction upon either the exercise of the ISO or the subsequent sale of the Common Stock received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of (i) the fair market value of the Common Stock on the date of exercise minus the Option Price, and (ii) the amount realized on disposition minus the Option Price. The Company is entitled to a Federal income tax deduction in an amount equal to the ordinary income so realized by the participant.

     Generally, a recipient does not realize taxable income upon the grant of a SAR but realizes ordinary income upon its exercise in an amount equal to the cash received and/or the fair market value of any Common Stock received. The Company is entitled to a Federal income tax deduction in an amount equal to the ordinary income realized by the participant, provided that the Company withholds Federal income tax with respect to the amount of such compensation. Upon the subsequent sale of shares acquired pursuant to a SAR, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant.

     In general, a participant receiving restricted stock does not realize taxable income upon the grant of restricted stock. A participant will, however, realize ordinary income when the restricted stock becomes vested to the extent that the fair market value of the Common Stock on that date exceeds the price, if any, paid for the restricted stock or, if no price was paid, to the extent of the fair market value of the Common Stock on that date. However, the participant may elect (within 30 days after the grant of restricted stock) to realize ordinary income on the date of the grant to the extent of the fair market value of the restricted stock (determined without regard to restrictions on transferability and any substantial risk of forfeiture). If such election is made, the participant will not realize ordinary income when the restricted stock becomes vested. In addition, if such an election is made and the restricted stock is subsequently forfeited, the participant is not entitled to a deduction but will be allowed a capital loss equal to the excess of the amount paid, if any, for such shares over the amount realized if any, on such forfeiture. Upon a subsequent sale of vested restricted stock, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant. The Company is entitled to a Federal income tax deduction in an amount equal to the ordinary income realized by the recipient of the restricted stock, provided that the Company withholds Federal income tax with respect to the amount of such compensation. Dividends paid to the participant on restricted stock during the restricted period are ordinary compensation income to the participant and deductible as such by the Company.

     If the exercisability of an Option or a SAR, or the elimination of restrictions on restricted stock is accelerated, or special cash settlement rights are triggered and exercised, as a result of a Change in Control of the Company, all or a portion of the value of the relevant award at that time may be a "parachute payment" for purposes of determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an "excess parachute payment" pursuant to Section 4999 of the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

     The Code limits the Company's tax deduction for all compensation paid to an employee in any one year to $1,000,000. The Company's deductions related to grants under the Incentive Plan would be subject to this limitation.

                              BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR the proposal to increase by 1,600,000 shares the number of shares authorized for issuance under the Incentive Plan.

          PROPOSAL TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN (ITEM 4)

     The Employee Stock Purchase Plan became effective when it received shareholder approval at the 1990 Annual Meeting. As of December 31, 1997, there were only 27,266 shares left in the Employee Stock Purchase Plan. On February 10, 1998, the Board of Directors voted to amend the Employee Stock Purchase Plan to increase the authorized number of shares of Common Stock issuable thereunder from 600,000 shares to 1,600,000 shares. Such amendment will become effective upon the affirmative vote of a majority of shares present or represented by proxy and entitled to vote at the 1998 Annual Meeting. Should the amendment not be approved, the Employee Stock Purchase Plan will remain in full force and effect.

     The Employee Stock Purchase Plan is intended to qualify under Section 423 of the Code. The purpose of the plan is to encourage and enable eligible employees of the Company and its participating subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock in order to establish a closer identification of their interests with those of the Company. The plan provides the employees with a direct means of participating in the Company's growth and earnings, which, in turn, will provide motivation for participating employees to remain in the employ of, and to give greater effort on behalf of, the Company. With the recent acquisition of MidCon, the number of employees of the Company has more than doubled, making the need for an increase in the number of shares available for issuance under the plan more critical.

                      EMPLOYEE STOCK PURCHASE PLAN SUMMARY

     Under the Employee Stock Purchase Plan, the Compensation Committee of the Board of Directors administers the plan. As of the effective date of each offering under the plan, each eligible full-time employee of K N or a participating subsidiary may elect to purchase shares through payroll deductions of up to ten percent of pay during the offering, which will not exceed twelve months. At the end of the offering, the balance in each participant's payroll deduction account (including interest on the balance at the rate chosen by the Compensation Committee) will be used to purchase as many whole shares as the amount will purchase, and the balance remaining will be returned to the participant. The purchase price per share pursuant to the plan shall be 85% of the lesser of the market value of the Common Stock on the first or last day of the offering, but in no event shall it be less than the par value of the Common Stock, which is $5.00. The number of shares an employee is allowed to purchase in any one offering is restricted by provisions of the Code, and may be further limited by the Compensation Committee before the beginning of an offering. Any employee who possesses 5 percent or more of the total combined voting power or value of all classes of stock of the Company (including shares that could be purchased pursuant to the plan) is not eligible to participate in the plan. Directors who are not employees of the Company are not eligible to participate in the plan.

     Shares issued under the plan may be either authorized and unissued shares or treasury shares, or shares purchased on the open market. The plan provides for appropriate adjustments or other action by the Compensation Committee or the Board of Directors to reflect mergers, consolidations, recapitalizations, certain sales of assets, combinations of shares, a change in control of the Company through share ownership or a contested election of directors, changes in corporate structure, stock splits, stock dividends, or certain other significant changes in the Common Stock or in the Company. The Board of Directors may amend the plan, but not in a manner which would change or impair outstanding rights to purchase Common Stock without the participant's consent, and may not modify the requirements as to eligibility for participation, materially increase the benefits accruing to participants under the plan, or increase the maximum number of shares which may be purchased by all employees under the plan, without shareholder approval.

                        FEDERAL INCOME TAX CONSEQUENCES

     An employee who participates in the plan will not realize taxable income at the beginning of an offering or at the purchase of shares pursuant to the plan. If no disposition of the shares is made by the participant within two years after the beginning of the offering and one year after the purchase of the shares (the "required holding period"), then upon disposition of shares after such required holding period or upon death, the participant will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the amount paid for the shares or (ii) the excess of the fair market value of the shares on the effective date of the offering over 85% of that value. Any additional gain is treated as a capital gain. The Company will not be entitled to any deduction in connection with the purchase of shares pursuant to the plan if the holding period requirements are met. Upon disposition of shares before the end of the required holding period, a participant will have ordinary income in an amount equal to the difference between the purchase price and the fair market value of the stock on the purchase date, and the Company will have a corresponding deduction. The Company has the right to deduct from pay, or require any payments necessary, to enable it to satisfy its withholding obligations.

                              BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR the proposal to increase by 1,000,000 shares the number of shares authorized for issuance under the Employee Stock Purchase Plan.

                             PRINCIPAL SHAREHOLDERS

COMMON STOCK

     According to information supplied to the Company by the beneficial owners listed below and, where applicable, the books and records of the Company, the following entities each owned beneficially, as indicated on the dates shown, more than five percent of the outstanding shares of the Common Stock of the Company on the dates indicated in parentheses below. No other person is known by the Company to be the beneficial owner of more than five percent of the Common Stock.

                 NAME AND ADDRESS OF
              BENEFICIAL OWNER AND DATE                  AMOUNT AND NATURE OF      PERCENT OF
                 INFORMATION PROVIDED                   BENEFICIAL OWNERSHIP(1)      CLASS
              -------------------------                 -----------------------    ----------
Cabot Corporation.....................................         2,990,186(2)          9.30%
75 State Street
Boston, Massachusetts 02109-1806
(February 20, 1998)
Capital Group Companies, Inc.
Capital Research and Management Company...............         2,460,000(3)          7.65%
333 South Hope Street
Los Angeles, CA 90071
(February 10, 1998)

State Farm Mutual Automobile
Insurance Company.....................................         2,099,965(4)          6.53%
One State Farm Plaza
Bloomington, IL 61701
(January 22, 1998)
Employees Retirement Fund Trust
Profit Sharing Plan of K N Energy, Inc................         1,628,922(5)          5.07%
P.O. Box 281304
Lakewood, CO 80228
(February 20, 1998)
Jurika & Voyles, Inc..................................         1,774,764(6)          5.52%
1999 Harrison Street Suite 700
Oakland, CA 94612
(February 16, 1998)

---------------

(1)  All amounts listed in this column are for the Company's Common Stock.

(2) Cabot acquired 642,232 shares in July 1997 upon the exercise of warrants. Cabot has sole investment and voting power of all 2,990,186 shares.

(3) As reported on Capital Group Companies, Inc. and Capital Research and Management Company joint Schedule 13G dated February 10, 1998. Capital Group Companies, Inc. is a parent holding company of a group of investment management companies (including Capital Research and Management Company, a registered investment advisor) and as such has sole voting power over 74,000 shares and sole dispositive power over 2,460,000 shares.

(4) As reported on State Farm's Schedule 13G dated January 22, 1998. State Farm reports that it has sole investment and voting power over its shares, and that the shares were acquired solely for investment purposes.

(5) The trustees of the Employees Retirement Fund Trust Profit Sharing Plan have sole investment power over such shares and have sole voting power as to shares of Common Stock allocated to participants' accounts as to which such participants do not exercise their power to vote, but are required to vote them in the same proportion as those voted by participants.

(6) As reported on Jurika & Voyles' Schedule 13G dated February 6, 1998. Jurika & Voyles is a registered investment advisor, and as such has shared investment and voting power over all of its shares.

     Cabot, the Company's largest shareholder, and the Company were subject to a liability sharing arrangement covering certain contingent liabilities and potential gas contract liabilities. All matters regarding the liability sharing arrangement were settled in 1997, and all final payments have been made. The Company's final liability under the liability sharing arrangement with Cabot was $5.6 million, which was previously recorded.

     Pursuant to acquisition agreements involving Cabot, Cabot indemnified the Company for certain environmental liabilities. Issues have arisen concerning Cabot's indemnification obligations. The Company and Cabot have agreed to binding arbitration to resolve all issues in dispute.

CLASS A PREFERRED STOCK

     No person is known to be the owner of five percent or more of the 70,000 outstanding shares of Class A $5.00 Preferred Stock of the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, and to provide copies of such reports to the Company.

     To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and written representations of its directors and executive officers, the Company believes that during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its directors and executive officers were satisfied except for the following: (i) a Form 4 filed on behalf of H. Rickey Wells, Vice President -- Business Operations, was filed one week late for the sale of 1,225 shares of Common Stock on June 23, 1997; and (ii) Edward Randall, III a director of the Company, did not timely disclose the termination of certain trusts for which he acted as the trustee.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has acted as independent public accountants for the Company continuously since 1940. A representative of Arthur Andersen LLP will be present at the annual meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     Arthur Andersen LLP was recommended by the Audit Committee to perform the audit function for 1997, and that recommendation was approved by the Board of Directors. No independent public accountant has yet been recommended to perform the audit function for 1998. The Audit Committee normally makes such a recommendation at the regular Board of Directors' meeting in November.

                     COST AND METHOD OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting, the enclosed form of Proxy, the Chairman's Letter, and any additional material relating to the meeting which may be furnished to shareholders by the Board of Directors subsequent to the furnishing of this Proxy Statement, has been or is to be borne by the Company.

     In addition to the solicitation of Proxies by use of the mails, the Company may utilize the services of some of its directors and administrative office personnel (who will receive no compensation therefor in addition to their regular salaries) to solicit Proxies personally, by telephone or facsimile from brokerage houses and other shareholders. The Company will reimburse banks and brokers who hold shares of the Company's stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such shares. The

Company has also retained D. F. King & Company, Inc. to aid in the solicitation at an estimated cost of $7,000 plus reasonable out-of-pocket expenses presently estimated at $35,000.

                   DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Pursuant to Securities and Exchange Commission regulations, any proposal which a shareholder intends to present to the 1999 annual meeting must be received by November 16, 1998, at the Company's principal executive offices in order to be included in the Proxy Statement and the form of Proxy for that meeting.

     The Company's By-laws establish an advance notice procedure with regard to certain matters to be brought before the Annual Meeting of Shareholders. In general, written notice must be received by the Secretary of the Company at its principal executive offices not less than forty days prior to the meeting and must contain certain specified information concerning the matters to be brought before the meeting as well as the shareholder submitting the proposal. A copy of the applicable provisions of the By-laws may be obtained, without charge, upon request to the Secretary of the Company at the address set forth on page one of this Proxy Statement. The annual shareholders meeting is customarily held in early April.

                                 OTHER MATTERS

     The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any other items of business at the Annual Meeting. However, if other matters are properly presented for a vote, Proxies will be voted upon such matters in accordance with the judgment of the Proxyholders.

                                            By Order of the Board of Directors

                                                MARTHA B. WYRSCH
                                                Vice President,
                                                General Counsel
                                                 and Secretary

                                  ATTACHMENT A


                 1994 K N ENERGY, INC. LONG-TERM INCENTIVE PLAN


                                   ARTICLE I
                                    PURPOSE


1.01 Purpose. The purpose of the 1994 K N Energy, Inc. Long-Term Incentive Plan (the "Plan") is to further the growth and financial success of K N Energy, Inc., a Kansas corporation (the "Company") and its Subsidiaries by aligning the personal interests of key employees, through the ownership of shares of the Company's Common Stock and through other incentives, to those of the Company's shareholders. The Plan is further intended to provide flexibility to the Company in its ability to compensate key employees and to motivate, attract and retain the services of such key employees. The Plan permits the granting of Options, Stock Appreciation Rights, Restricted Stock and other Stock-based Awards.

                                   ARTICLE II
                                  DEFINITIONS

2.01   Agreement.  Agreement shall mean the agreement as described in Section
       4.04 of the Plan between the Company and the Participant under which such Participant receives an Award pursuant to this Plan.

2.02 Award. Award shall mean an incentive award granted under the Plan, whether in the form of Options, Stock Appreciation Rights, Restricted Stock or any other form of Stock-Based consideration (which may provide for settlement in shares of Stock, cash and/or a combination thereof) determined by the Committee to be consistent with the purposes of the Plan, including but not limited to, restricted units, phantom stock, performance awards, performance units, performance shares, stock appreciation shares, stock acquisition rights, valuation protection rights or any other type of stock-based award or combination or derivative of various types of awards.

2.03 Board of Directors. Board or Board of Directors shall mean the Board of Directors of the Company.

2.04 Code. Code shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

2.05 Committee. Committee shall mean the Compensation Committee of the Board. No member of the Committee, during the one year prior to such membership or during such membership, shall be granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its Subsidiaries, except as permitted by Rule 16b-3 as promulgated under the Exchange Act.

2.06 Company. Company shall mean K N Energy, Inc., a Kansas corporation, and any successor thereof.

2.07 Effective Date. Effective Date shall have the meaning assigned to such term in Section 14.01 hereof.

2.08 Exchange Act. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

2.09 Fair Market Value. Fair Market Value of the Stock shall mean the average of the high and low sale price at which Stock is traded on any given date, or if no Stock is traded on such date, the most recent prior date on which Stock was traded, as reported in The Wall Street Journal for the New York Stock Exchange- Composite Transactions.

2.10 Incentive Stock Option. Incentive Stock Option shall have the meaning given to it by Section 422(b) of the Code and as further defined in
       Article VI hereof.

2.11 Nonstatutory Stock Option. Nonstatutory Stock Option shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

2.12 Option. Option shall mean an option granted by the Company to purchase Stock pursuant to the provisions of this Plan and the Agreement executed pursuant hereto.

2.13 Option Price. Option Price shall mean the price per share of Stock purchasable under an Option. The Option Price shall not be less than the Fair Market Value on the date of grant.

2.14 Participant. Participant shall mean an employee or former employee of the Company or one of its Subsidiaries who has received an Award granted by the Committee hereunder.

2.15 Restricted Stock Awards. A Restricted Stock Award shall mean a grant made by the Committee entitling the Participant to acquire, either at no cost or for a purchase price determined by the Committee at the time of grant, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock").

2.16 Stock. Stock shall mean common stock, par value $5.00 per share, of the Company.

2.17 Stock Appreciation Rights. A Stock Appreciation Right shall mean a grant entitling the Participant to receive an amount in cash, or shares of Stock, or a combination thereof, having a value equal to (or if the Committee shall so determine at the time of grant, less than) the excess of the fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the Option Price, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having sole discretion to determine the form for payment. A Stock Appreciation Right is further defined in Article VII hereof.

2.18   Subsidiary.  Subsidiary shall have the same meaning as defined in
       Section 424 of the Code.

                                  ARTICLE III
                                 PARTICIPATION

3.01 Participation. Subject to the provisions of the Plan, the Committee may grant Awards under this Plan to any officer or other key employee of the Company or a Subsidiary who, in its sole discretion, is expected to contribute to its success. Awards may be granted to the same individual on more than one occasion.

                                   ARTICLE IV
                           SHARE SUBJECT TO THE PLAN

4.01   Limitations.

       (A) Subject to adjustments pursuant to the provisions of Section 4.03 hereof, the number of shares of Stock or Stock equivalents which may be granted to Participants under all forms of Awards shall not exceed 700,000 shares. These shares may consist in whole or in part of authorized and unissued Stock or Treasury Stock.

       (B) For purposes of this Section 4.01, the shares of Stock that shall be counted toward such limitation shall include all Stock:

              (1) issued or issuable pursuant to Options that have been or may be exercised;

              (2) subject to Stock Appreciation Rights that have been or may be exercised (other than Stock Appreciation Rights granted in tandem with outstanding Options);

              (3)    issued as, or subject to issuance as, Restricted Stock;

              (4) used to calculate payments of dividends and dividend equivalents in conjunction with any outstanding Awards; and

              (5) to the extent that an Award is settled in cash or any form other than in Stock, the appropriate shares of Stock represented by such settlement of the Awards, as determined by the Committee.

4.02 Availability of Shares Once Issued Under Plan. Once grants of Awards have lapsed, terminated or are forfeited, the Committee shall have the sole discretion to issue a new grant to any Participant, covering the number of shares to which such lapsed, terminated or forfeited grant related; provided, however, that the Participant has received no monetary benefits of ownership therefrom, such as dividends.

4.03 Anti-Dilution Adjustments. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of share or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, the Committee shall make such corresponding adjustment, if any, as is appropriate, adjusting the number and kind of shares which may be granted under the Plan, the maximum number and kind of shares which may be granted to any one eligible Participant, and the number, the Option Price, and the kind of shares or property subject to each outstanding grant.

4.04 Grants and Agreements. Each grant of an Award under this Plan shall be evidenced by a written Agreement dated as of the date of the grant and executed by the Company and the Participant. This Agreement shall set forth the terms and conditions of such Award, as may be determined by the Committee consistent with this Plan, and if such Agreement related to the grant of an Option, shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

                                   ARTICLE V
                                    OPTIONS

5.01 Option Exercise. Subject to Federal and state statutes then applicable, the terms and procedures by which an Option may be exercised shall be set forth in the Participant's Agreement or in procedures established by the Committee; provided, however, that no Option shall be exercisable later than ten (10) years (or five (5) years as required by Section 422(b)(6) of the Code) after date granted if an Incentive Stock Option. The Committee may permit payment of the Option Price to be made through the tender of cash or securities, the withholding of Stock or cash to be received through Awards, or any other arrangement satisfactory to the Committee.

5.02 Nonstatutory Stock Options. The Committee may grant Nonstatutory Stock Options under this Plan. Such Nonstatutory Stock Options must comply with all requirements of this Plan except for those contained in Article VI, Article VII, and Article VIII hereof.

5.03 Vesting of Options. The Agreement shall specify the date or dates on which the Participant may begin to exercise all or a portion of his Option. Notwithstanding the terms of any Agreement, the Committee may, at any time, accelerate such date or dates and otherwise waive or amend any conditions of the Option; provided, however, that with respect to an Incentive Stock Option, the Committee shall not take any action which would constitute a modification, extension or renewal (within the meaning of Section 424(h) of the Code) of such Incentive Stock Option.

                                   ARTICLE VI
                            INCENTIVE STOCK OPTIONS

6.01 General. All Incentive Stock Options shall comply with all the restrictions and limitations set forth in Section 422 of the Code and this Plan. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Incentive Stock Option is granted the Option Price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and Subsidiaries exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

                                  ARTICLE VII
                           STOCK APPRECIATION RIGHTS

7.01 Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted to Participants by the Committee in tandem with, or independently of, any Option granted pursuant to Article V or Article VI of this Plan. In the case of a Stock Appreciation Right granted in tandem with a Nonstatutory Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Nonstatutory Stock Option. In the case of A Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

       A Stock Appreciation Right, or the applicable portion thereof granted in tandem with an Option, shall terminate and no longer be exercisable upon the termination or exercise of the related Option. However, if a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Option, such Stock Appreciation Right shall terminate only if and to the extent that the number of shares covered by the exercise or termination of the related Option exceeds the number of shares not covered by such Stock Appreciation Right.

7.02 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee and embodied in the Agreements and in procedures established by the Committee. The Committee may, at any time, accelerate the exercisability of any Stock Appreciation Right and otherwise waive or amend any conditions of the grant of a Stock Appreciation Right; provided, however, that with respect to any Stock

       Appreciation Right granted in tandem of an Incentive Stock Option, the Committee shall not take any action which would constitute a modification, extension or renewal (within the meaning of Section 424(h) of the Code) of such Incentive Stock Option.

                                  ARTICLE VIII
                            RESTRICTED STOCK AWARDS

8.01 Agreement. If the purchase of Restricted Stock is required by the Agreement, a Participant who is granted a Restricted Stock Award shall have rights with respect to such grant provided the Participant shall have accepted the grant within sixty (60) days (or such shorter date as the Committee may specify) following the date of the grant, by making payment to the Company by certified bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the grant and by executing and delivering to the Company an Agreement in such form as the Committee shall determine.

8.02 Rights as a Shareholder. After the issuance of the Restricted Stock has been recorded in the stock ledger of the Company and

       (A) upon complying with Section 8.01 above, if the purchase of Restricted Stock is required by the Agreement; or

       (b) immediately, if no purchase of Restricted Stock is required by the Agreement,

       a Participant shall have all the rights of a shareholder with respect to such Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company purchase or forfeiture rights described in this Section and Section 8.03, and subject to such other conditions (including but not limited to, any conditions on voting and dividend rights) as are contained in the Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 8.04 below and the Agreement.

8.03 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein. Restrictions on shares of Restricted Stock shall be set forth in an Agreement and may include such vesting restrictions as the Committee shall determine, including but not limited to, restrictions related to timing, profitability of the Company, and growth of the share price. In the event of a Participant's termination of employment with the Company and its Subsidiaries for any reason (including death) prior to the date shares of Restricted Stock awarded to such Participant become vested, the Company shall have the right, at the discretion of the Committee, to repurchase such shares at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from such Participant or the Participant's legal representative.

8.04 Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the restrictions imposed upon the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. The Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the grant. A Participant may transfer or dispose of any Restricted Stock that has vested, subject to any Federal and state laws then applicable, specifically securities laws.

                                   ARTICLE IX
                               STOCK CERTIFICATES

9.01 Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock under this Plan prior to fulfillment of all of the following conditions:

       (A) the admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

       (B) the completion of any registration or other qualification of such shares under any Federal or state law, under the rules or regulations of the Securities and Exchange Commission, or under any other governmental regulatory agency which the Committee shall in its sole discretion determine to be necessary or advisable;

       (C) the obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

       (D) the lapse of such reasonable period of time following the exercise of the grant as the Committee from time to time may establish for reasons of administrative convenience.

              If these conditions are not satisfied the employee may lose his rights to such Stock as determined by the Committee.

              Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonstatutory Stock Option.

                                   ARTICLE X
                                   DIVIDENDS

10.01 Dividends. At the time of each grant of an Award (other than an Option Stock Appreciation Right or Restricted Stock) the Committee may, in it sole discretion, determine whether the grant shall provide a dividend or a dividend equivalent and the terms and conditions under which any such dividend or dividend equivalent is to be provided, including but not limited to, permitting or requiring immediate payment, deferral or investment of dividends or dividend equivalents.

                                   ARTICLE XI
                              PLAN ADMINISTRATION

11.01 Plan Administration. The Plan and all Agreements shall be administered, and all grants under this Plan shall be awarded, by the Committee. The Committee shall have full authority and absolute sole discretion to:

       (A) determine, consistent with provisions of the Plan, which of the employees shall be granted Awards; the form and terms of such Awards; the timing of such grants; the number of shares subject to each Award and the Option Price of Stock covered by each Option (if applicable); and the period over which the Awards shall become and remain exercisable (if applicable);

       (B) construe and interpret the Plan and any Agreement or instrument entered into under the Plan;

       (C) determine the terms and provisions of each respective Agreement, which need not be identical;

       (D) make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan; and

       (E) adopt, alter, and repeal such rules, guidelines, and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any grant (including related Agreements); to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

11.02 Decisions Binding. All determinations and decisions by the Committee pursuant to the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareholders, Participants and their estates and beneficiaries.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

12.01 Applicable Law. To the extent not preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Colorado.

12.02 Expenses. The cost of Awards and the expenses of administering the Plan shall be borne by the Company.

12.03 Gender and Number. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, the singular shall include the plural, and vice versa.

12.04 Headings Not Part of Plan. Headings of Articles and Sections are inserted for convenience of reference only.

12.05 Indemnification. No member of the Board of Directors or the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or the Committee be liable for any Agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors and the Committee shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes gross negligence or willful misconduct.

12.06 Limitation of Rights. Neither the adoption and maintenance of the Plan or any Agreement nor anything contained herein shall, with respect to any Participant, be deemed to:

       (A) limit the right of the Company or any Subsidiary to discharge or discipline any such person, or otherwise terminate or modify the terms of his employment; or

       (B) create any contract or other right or interest under the Plan other than as specifically provided in the Plan and an Agreement.

12.07 Nontransferability. An Award shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution. During the lifetime of the Participant, such Award shall be exercisable or perfected only by the Participant or his guardian or legal representative in accordance with the terms of this Plan and the Agreement.

12.08 Other Compensation Plans. The adoption of the Plan shall not affect any other existing or future incentive or compensation plans for directors, officers or employees of the Company or its Subsidiaries. Moreover, the adoption of this Plan shall not preclude the Company or its Subsidiaries from:

       (A) Establishing any other forms of incentive or other compensation for directors, officers or employees of the Company or its Subsidiaries; or

       (B) Assuming any forms of incentive or other compensation of any person or entity in connection with the acquisition or the business or assets, in whole or in part, of any person or entity.

12.09 Plan Binding on Successors. This Plan shall be binding upon the successors of the Company.

12.10 Tax Withholding. Each Participant shall, no later than the date as of which the value of a grant or of any Stock or other amount received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Committee may permit payment of such taxes to be made through the tender of cash or Stock, the withholding of Stock or cash to be received through Awards or any other arrangement satisfactory to the Committee. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

12.11 Securities Laws. Notwithstanding anything to the contrary expressed in the Plan, any provisions that vary from or conflict with any applicable Federal or state securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws. Without limiting the generality of the foregoing, it is the intention of the Company that the Plan shall comply in all respect with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with
       Section 16 of the Exchange Act, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the Contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers subject to
       Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

12.12 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as though the illegal or invalid provision had not been included.

12.13 Unfunded Status of the Plan. The Plan is intended to be unfunded. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company.

12.14 Fractional Shares. No Option may at any time be exercised with respect to a fractional share. In the event shares of Stock are issued pursuant to exercise of a Stock Appreciation Right, no fractional shares shall be issued; however, a fractional Stock Appreciation Right may be exercised for cash.

                                  ARTICLE XIII
                               CHANGE OF CONTROL

13.01 Change in Control. In the event of a Change in Control of the Company, all Awards granted under the Plan that are still outstanding and not yet exercisable or are subject to restrictions, shall, unless otherwise provided for in the related Agreements, become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Agreements.

       For purposes of this Section 13.01, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied:

       (A) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

       (B) during any period of two consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (A), (B) or (C) of this Section 13.01) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

       (C) the shareholders of the Company approve a merger or consolidation of the Company with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger in which no "person" (as defined above) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

       (D) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                                  ARTICLE XIV
                               EFFECTIVE DATE AND
                          PLAN AMENDMENTS, TERMINATION

14.01 Effective Date. This Plan shall become effective upon the approval of the shareholders. The date of such approval is herein call the "Effective Date". All Awards granted under the Plan shall be granted on or before the tenth anniversary of the Effective Date.

14.02 Termination, Amendment and Modification of Plan. The Board of Directors may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board of Directors shall be taken without approval of the Company's shareholders if such approval is required to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code, or any successor provision.

                                  ATTACHMENT B

            THIS DOCUMENT CONSTITUTES PART OF THE PROSPECTUS COVERING
                   SECURITIES THAT HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933


                                 KN ENERGY, INC.
                          EMPLOYEES STOCK PURCHASE PLAN
                                600,000 Shares of
                           Common Stock, $5 Par Value

                              --------------------

     The shares of Common Stock, $5 par value, of KN Energy, Inc. (the "Company") covered by this prospectus are offered pursuant to the KN Energy, Inc. Employees Stock Purchase Plan (the "Plan"). The securities are being offered to eligible employees of the Company and its subsidiaries that are selected to participate in the Plan. The address of the Plan is the same as that of the Company. The executive offices of the Company are located at 370 Van Gordon Street, P. O. Box 281304, Lakewood, Colorado 80228-8304, telephone: (303) 989-1740.

                              --------------------

                   THESE SECURITIES HAVE NOT BEEN APPROVED OR
                   DISAPPROVED BY THE SECURITIES AND EXCHANGE
                    COMMISSION NOR HAS THE COMMISSION PASSED
                UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              --------------------

     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or the Plan. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made through its use shall imply that there has been no change in the affairs of the Company since the date hereof.

                              ---------------------

     The date of this Prospectus is November 3, 1997. This Prospectus supersedes all prior Prospectuses for the Plan, which should be discarded.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Employees Stock Purchase Plan..............................................3

    Introduction...........................................................3

    Brief Summary of the Plan..............................................3

    Resales of Common Stock; Restrictions on Resale.......................10

    Federal Income Tax Consequences.......................................11

Available Information.....................................................12

Securities of the Issuer..................................................13

    Anti-takeover Matters.................................................15

Incorporation of Certain Documents by Reference...........................18

Legal Matters.............................................................18

Experts...................................................................18

                          EMPLOYEES STOCK PURCHASE PLAN

Introduction

         The Plan was originally adopted by the Company's Board of Directors on November 21, 1989, effective as of April 1, 1990, and amended and restated as of November 1, 1996. As used in this Prospectus, the term "Employer" means, collectively, the Company and its participating affiliates and subsidiaries as designated by the Company's Board of Directors, unless the context requires a different meaning.

         The duration of this Plan is not limited. It is contemplated that offerings by the Company of common stock pursuant to the Plan will be implemented by annual offering periods ("Offerings" or "Offering Periods"). The term of any Offering under the Plan cannot exceed 12 months.

         The United States Department of Labor has not yet issued definitive regulations regarding the applicability of the Employee Retirement Income Security Act of 1974 ("ERISA") to stock purchase plans such as the Plan. Subject to issuance of regulations to the contrary, the Company believes that none of the provisions of ERISA are applicable to the Plan.

         No assurance can be given as to the financial outcome to participants participating in the Plan, and the Company makes no recommendations to employees as to whether they should or should not participate in the Plan. Participants will obtain a direct ownership interest in Common Stock of the Company purchased by them pursuant to the Plan, and the market value of such Common Stock may decrease as well as increase. The adoption and maintenance of this Plan will not be deemed to be a contract between the Company and any person and will not give any person the right to be retained in the employ of the Company.

         The summary of certain provisions of the Plan set forth in this Prospectus does not purport to be complete and is subject in all respects, and qualified by reference, to the provisions of the Plan. A copy of the Plan may be obtained from the Company's Human Resources Department at the address set forth on the cover page hereof.

Brief Summary of Plan

1.       What is the Plan?

         The Plan is a payroll deduction plan which permits eligible employees to purchase shares of the Company's Common Stock ("Common Stock" or "shares") at a discount from market price.


2.       Who is eligible to participate?

         You are eligible to participate in an Offering under the Plan if:

         (a) You are an employee of the Employer one day prior to the first day of the Offering; and

         (b) Your customary employment is more than 20 hours of service per week and more than 5 months of service per calendar year.

         Further, if you are a highly compensated employee within the meaning of
         Section 414(q) of the Internal Revenue Code of 1986, as amended (the

         "Code"), and you satisfy the requirements set forth under (a) and (b) above, you are eligible to participate in the Plan if the Committee of the Company's Board of Directors ("Committee") which is appointed to interpret and oversee the administration of the Plan has not elected to exclude such highly compensated employees from participation in the Plan.

3.       What is an Offering Period?

         The Committee establishes Offering Periods during which payroll deductions are accumulated to purchase shares. Each Offering Period may last for up to 12 months. The current Offering Period runs from January 2, 1998, through December 31, 1998. No two Offering Periods may run concurrently.

4.       How do I participate?

         To participate in an Offering, you must sign up during the Subscription Period, which runs from November 3 through December 31, 1997. The current Offering Period will last for approximately 12 months, beginning on January 2, 1998, and ending on December 31, 1998. Later offerings are planned for twelve-month periods beginning on or about January 2 and ending on the following December 31. (The beginning and ending dates will be adjusted to coincide with the first and last dates upon which the Common Stock is traded during the Offering Period.) The Election to Purchase Shares form must be filed with the Plan Supervisor during the Subscription Period. The effective date of your enrollment is the beginning of the Offering Period.

         The name and address of the current Plan Supervisor is as follows:

             Emily Logan
             KN Energy, Inc.
             P.O. Box 281304
             Lakewood, Colorado  80228-8304
             303-763-3292

5. If I am a participant in one Offering under the Plan, will I automatically be included in the next Offering under the Plan?

         Yes. Once you have completed and returned the appropriate forms to participate in the 1998 Offering under the Plan, (or if you completed and returned the appropriate forms to enroll in the 1997 Offering), thereafter you will be automatically enrolled as a participant in all subsequent years' Offerings under the Plan until such time as you file with the Plan Supervisor a written notice of your election to dis-enroll, which will be effective upon receipt by the Plan Supervisor.

6.       What is the price for shares purchased under the Plan?

         The purchase price is 85% of the fair market value of a share of Common Stock at the effective date of your enrollment (the first trading day of the Offering Period) or on your date of purchase (the last trading day of the Offering Period), whichever is lower; provided, however, that in no event will the price be lower than the par value of the Common Stock. The fair market value of a share on a given date is the average market price determined by averaging the high and low prices of the Common Stock reported on that day on the New York Stock Exchange, or, if no such prices are reported on that date, on the preceding day when such prices were reported.

7.       When will my shares be purchased?

         Unless you withdraw from participation in the Plan or your employment is terminated before the end of the Offering, your accumulated payroll deductions will be applied to purchase shares automatically at the end of the Offering Period.

8. How do I benefit from participation in the Plan when the share price is rising?

         As a hypothetical, assume that you joined the Plan, that the fair market value of a share on the first trading day of the Offering Period was $22, and that the fair market value of a share then rose to $25 at the end of the last trading day of the Offering Period. Under those assumptions, your approximate purchase price would be $18.70 ($ 22 x 85%), which is a 25.2% discount from the fair market value at the time of the purchase.

         As you can see, if the fair market value price is rising, you will benefit from an increasing discount. Unless the price you would pay for shares pursuant to the Plan would fall below par value (which is $5), your price can never be more than 85% of the market price on the effective date of your date of enrollment, no matter how high the price rises during the Offering Period. Shares will automatically be purchased for you at the end of the Offering Period as long as you stay in the Plan throughout the Offering.

         Of course, this is just a hypothetical example of how the Plan works; no one knows whether the fair market value price will go up or down at any period in time.

9.       What if the share price falls?

         Take the previous example, but assume instead that the fair market value price falls to $18 at the end of the last trading day of the Offering Period. Your approximate purchase price would be $15.30 ($18 x 85%), which would be a 15% discount from the fair market value price at the time of purchase. Again, this too is only a hypothetical example of how the Plan works and does not represent actual or estimated fair market value prices.

         You will purchase your shares at a discount of at least 15% unless that price would be less than $5.

10.      How much can I invest through the Plan?

         Subject to Code restrictions, you may authorize payroll deductions in any amount not less than $20 per month nor more than 15% of your pay. Your pay includes base salary or wages, overtime pay, shift premiums, certain commissions and contributions made on your behalf to the 401(k) Plan, or other similar payments. The Committee may approve the inclusion of bonuses, incentive compensation, certain other commissions and other such payments in pay, but has not chosen to do so for the 1998 Offering. A maximum number of shares a participant may purchase in a particular Offering Period may be established by the Committee prior to the Offering Period. No such maximum has been set for the 1998 Offering.

11.      Are there any other limitations on the amount I can invest?

         Under the Code, you may not accrue rights to purchase shares under the Plan which would permit you to purchase more than $25,000 worth of Common Stock during each year that such purchase rights are outstanding. In no event may the total value of shares purchased or purchasable during a calendar year under the Plan exceed $25,000, valued as of the beginning of the applicable Offering Period. The right to purchase Common Stock under the Plan accrues when such right first becomes exercisable during the calendar year.

         No right to purchase shares under the Plan may be acquired by an employee if such employee would, immediately after acquisition of the right to purchase shares, own or be deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries.

12.      May I invest other than by payroll deduction?

         No. Investments may be made only by payroll deduction; you may not make additional cash contributions to the Plan.

13.      What happens to my payroll deductions?

         The amount you authorize will be deducted from each paycheck. Deductions begin with the first pay date which occurs on or after the first day of the relevant Offering and terminate with the last pay date which occurs on or before the last day of the Offering. The Company keeps a record of your payroll deductions, but it is not planned that the amounts will be segregated in a separate bank account. Each participant will be informed of the deductions made pursuant to his or her Election to Purchase Shares on each paycheck stub. Amounts deducted will not accrue interest.

         Amounts from all such payroll deduction will be under the control of the Company, may be maintained or controlled as a single fund or account, and may be used for any corporate purpose. Amounts from all such payroll deductions for employees of subsidiaries will be remitted to the Company from time to time. All such payroll deductions made by or paid to the Company by its subsidiaries will be subject to the rights of the general creditors of the Company.

         At the end of each Offering, the amount of funds withheld on your behalf will be used to purchase whole and fractional shares of Common Stock. As soon as practicable after the end of an Offering, the Plan Administrator (described in Section 24) will send you a statement indicating the number of book shares held in your name by the Plan Administrator. The Plan Administrator shall maintain a book account for each Plan participant. After you receive your statement of shares, you may request that the Plan Administrator issue you a stock certificate; however, you will be responsible for all costs related to the issuance of your certificate. Any amount previously collected during an Offering Period in excess of the purchase price of the shares issued will be refunded to you. The Company may sell authorized but unissued shares to the Plan participants, or it may purchase shares on the open market or otherwise and sell them to participants.

14.      May I change the level of my payroll deductions?

         Yes. At any time during an Offering, you may reduce the amount of your pay that is to be deducted (not below $20.00 per month) by submitting a written notice to the Plan Supervisor. (See also paragraph 19 below regarding suspension of payroll deductions.) You may also increase your deductions (but not above 15% of your pay). All changes apply prospectively only and will be made as soon as practicable.


15.      How long will payroll deductions continue?

         Payroll deductions will continue until the Offering ends unless you suspend your participation, you withdraw from the Plan, or your employment is terminated prior to that time.

16.      May I withdraw from participating in the Plan?

         Yes. You may, at any time prior to the last day of an Offering, withdraw from the Plan by submitting a written notice to the Plan Supervisor. Your direction to withdraw is irrevocable once received by the Plan Supervisor. Any amounts deducted from your pay during such Offering by reason of your participation in the Plan will be refunded, and no further amounts will be deducted from your paycheck during the remainder of the Offering.

17.      If I cancel my existing enrollment, may I re-enroll within the same
         Offering?

         No. A notice of cancellation of an Election to Purchase Shares is effective upon receipt by the Plan Supervisor and is irrevocable during that Offering.

18.      What happens if my employment terminates?

         If you cease to be an employee of an Employer for any reason (including death or retirement) during the Offering, you or your personal representative will receive, as soon as practicable following the termination date of your employment, a cash refund of all sums previously deducted from your pay pursuant to the Plan during the Offering.

19. May I discontinue my payroll deductions without withdrawing from participating in the Plan?

         Yes. At any time during an Offering, you may suspend deductions from paychecks to be received by you during the balance of the Offering by submitting a written notice to the Plan Supervisor. Payroll deductions will be discontinued as soon as practicable after receipt of the notice by the Plan Supervisor. Payroll deductions cannot be resumed during the remainder of the Offering once they have been suspended. All amounts deducted will be applied to purchase shares, and any balance in excess of the purchase price of the shares purchased by you will be returned to you after the Offering.

20.      May I assign or transfer my rights under the Plan?

         No. You may not assign or transfer your right to purchase shares under the Plan. When shares are purchased, a book account entry will be made in your name (or, upon your request and at your cost, a certificate will be issued in your name).

21.      When may I sell my shares?

         Unless the Committee places restrictions on the resale of the shares, you may sell your shares at any time after your shares have been issued to you. However, if you sell your shares without holding them for more than one year after you have purchased them and more than two years after the effective date of your enrollment in the Plan, you may have adverse tax consequences. See Question 22 and the section captioned Federal Income Tax Consequences hereto for more information regarding tax effects incident with selling shares.

22.      What are the tax consequences of participating in the Plan?

         The Plan is intended to qualify as an "employee stock purchase plan" under Code Section 423. The tax consequences of participating in the Plan are discussed in the section captioned Federal Income Tax Consequences herein.

23.      When was the Plan created?

         The Plan was approved by the Company's Board of Directors on November 21, 1989, and by the Company's stockholders on March 29, 1990. The Plan was effective as of April 1, 1990, and was amended and restated as of November 1, 1996.

24.      How is the Plan administered?

         The Plan is administered by The Bank of New York ("Plan Administrator"). The Plan Administrator has full authority to administer the Plan. The Committee shall retain the authority to interpret and construe the Plan. The Committee may also delegate to an agent or agents (which agent has been designated as the Plan Supervisor) any of its responsibilities under the Plan except its responsibilities to allocate available shares in the case that the amount deducted exceeds that needed to purchase all remaining shares reserved under the Offering, to establish the amount of compensation to be paid by any single employee for the purchase of shares during any Offering Period and its authority to construe and interpret the provisions of the Plan. The Company will pay all expenses for administering the Plan, except the costs of issuance of share certificates. The Plan Administrator may be contacted by telephone at 1-800-847-4351.

         All actions taken by the Plan Administrator or the Plan Supervisor, and all actions taken and all interpretations and determinations made by the Committee, in good faith are final and binding upon all participants, the Company and all other interested persons.

         The Plan Administrator was selected by a majority vote of the Company's Board of Directors, and may likewise be removed by a majority vote of the Board of Directors. The Bank of New York will also make its brokerage service available to you to sell your stock at rates to be announced.

25.      How many shares are available under the Plan?

         Up to 600,000 shares of Common Stock may be issued under the Plan. As of September 30, 1997, 557,684 shares have been issued or committed for issuance; in addition, a number of additional shares which cannot be determined until December 31, 1997, will be issued pursuant to the 1997 Offering. The balance will be available for future purchase. The maximum number of shares which may be sold to employees during a particular Offering is established by the Company's Board of Directors prior to the beginning of the Offering. If the total number of shares of Common Stock that become purchasable by virtue of the amount accumulated through payroll deductions during an Offering Period exceeds the number of shares available under the Offering, the Committee may make a pro rata allocation of the available shares and notify each participant of this allocation. All shares included in any Offering which are not issued shall be available for inclusion in any subsequent Offering under the Plan.

26.      Can the Plan be terminated or changed?

         The Company's Board of Directors may alter, amend, suspend or discontinue the Plan but no such action may adversely affect the rights of any participant without his or her consent, may affect options previously granted under the Plan, or make a change in such options which would adversely affect the rights of any participant. The Board of Directors must obtain stockholder approval to increase the number of shares subject to the Plan, materially increase the benefits to participants under the Plan or change the designation of corporations whose employees may be eligible to participate in the Plan.

27. What happens if there is a change in the capital structure of the Company?

         If any change is made to the Company's Common Stock by way of stock split, stock consolidation, stock dividend, or the like, the Committee will proportionately adjust the number of shares available under the Plan, and the number of shares and price per share of Common Stock subject to outstanding purchase rights. If the Company recapitalizes or effects another change in its capital structure, each participant will be afforded the right to acquire the same number and class of shares and securities pursuant to the restructuring or recapitalization plan as if he or she had acquired the number of shares the participant had a right to acquire under the Plan immediately before the restructuring or recapitalization.

28.      What happens if the Company is merged or liquidated?

         If (i)   the Company shall merge or consolidate with another entity and the Company is not the surviving entity;

            (ii) the Company sells, leases or exchanges, or agrees to sell, lease or exchange all or substantially all of its assets to any other person or unaffiliated entity;

            (iii) the Company is to be dissolved and liquidated;

           (iv) a person, entity or group acquires ownership or control of more than 50% of the outstanding shares of the Company's voting stock; or

            (v) in connection with a contested election of directors, the persons who were directors before such election shall cease to constitute a majority of the Company's Board of Directors,

         (all and any of such changes listed in (i) - (v) above to be referred to as a "Corporate Change"), then the Committee shall direct the Plan Administrator to cause one of the following changes in the administration of the Plan to occur:


                       (a) accelerate the date for purchasing the shares under
                           the Plan;

                       (b) require surrender of rights to purchase shares from
                           participants, paying them the difference between the price that would have been paid had the shares been purchased under the Plan and the value being paid shareholders for the Company's shares by virtue of the Corporate Change;

                       (c) make adjustments to the outstanding rights to
                           purchase shares under the Plan as the Committee deems appropriate to reflect the Corporate Change; or

                       (d) provide that participants shall be entitled to
                           purchase the number and class of shares of stock or other securities or property which the participant would have been entitled to receive pursuant to the agreement of merger, consolidation, sale of assets or dissolution, if prior to such merger, consolidation, sale of assets or dissolution, the participant had been the holder of record of the number of shares he or she was then entitled to purchase under the Plan.

29.      By becoming a participant in the Plan, am I also a stockholder?

         No. You do not become a Company stockholder until the entry of your book shares in your name is made in the Plan Administrator's book account, which is as soon as practicable after the shares are purchased.

Resales of Common Stock; Restrictions on Resale

         Shares acquired under the Plan by participants who are not affiliates of the Company may be sold without registration under the Securities Act (and without the need to comply with Rule 144 of the Commission thereunder). Public resales of Common Stock by affiliates of the Company may be restricted by federal securities laws unless (i) the Company has filed with the Commission, and maintains on a current basis, an effective registration statement for such purpose; (ii) the resale is made in accordance with the provisions of Rule 144 of the Securities Act; or (iii) an exemption from registration under the Securities Act is available and the Company has received an opinion of counsel to such effect. An affiliate of the Company is generally defined for purposes of federal securities laws as any person who directly or indirectly controls, or is controlled by, or is under common control with, the Company. This Prospectus is not available for resales of Common Stock acquired hereunder by affiliates of the Company.

         In addition to the foregoing restrictions, the directors and officers of the Company and any holder of more than 10% of the Common Stock may be liable to the Company pursuant to Section 16(b) of the Exchange Act for certain amounts realized upon the purchase and sale or sale and purchase of any shares of Common Stock within any period of less than six months. The persons referred to above should consult counsel for additional information regarding impediments with respect to their purchase and sale of Common Stock.

Federal Income Tax Consequences

         The Company understands that under present federal income tax law the following rules, among others, will apply generally to the Company and the participants in the Plan. Provided that you were at all times an employee of the Company for the period beginning with the beginning of the Offering Period and ending on the date that is three months before the purchase of the Common Stock offered in such Offering Period, you will recognize no taxable income at the time the Common Stock is offered for purchase or at the time you purchase shares of Common Stock thereunder. Rather, income or loss is recognized only when you sell the shares you acquire under the Plan. The tax treatment depends on how long you hold the shares after the date of purchase and the beginning of the Offering Period.

         Shares held more than one year from purchase date and more than two years from beginning of Offering Period. If you hold your shares for more than one year after you purchase them and for more than two years after the beginning of the Offering Period, you will recognize ordinary income on disposition of the stock (or upon your death while owning the stock) to the extent of the lesser of: (i) the excess of the Common Stock's fair market value at the time of such disposition or death over your purchase price, or (ii) the excess of the Common Stock's fair market value at the beginning of the Offering Period over 85% of that value. Any remaining gain is treated as either a mid-term or long-term capital gain, depending on the holding period of the shares. If the Common Stock is sold for less than your purchase price, you will recognize no ordinary income, but instead you will have a long-term capital loss for the difference between the sales price and your purchase price.

         Shares held for one year or less from date of purchase or two years or less from the beginning of the Offering Period. If the Common Stock is held for one year or less from the date of purchase or two years or less from the beginning of the Offering Period, the difference between your purchase price and the fair market value on the purchase date will be ordinary income in the year of sale or other disposition, even if no gain is realized on the sale or if a gift is made. If the shares are sold within one year of the date of purchase, the difference between the price at which the shares are sold and their fair market value on the date of purchase will be short-term capital gain or loss. Otherwise, such difference will be either a mid-term or long-term capital gain, depending on the holding period of the shares, or loss.

         As to its own income tax liability, the Company receives no tax deduction for the value of the shares purchased under the Plan that were held for at least one year from the date of purchase and at least two years from the beginning of the Offering Period. If the foregoing holding period requirements are not satisfied, the Company will be able to deduct an amount equal to the difference between the employee's purchase price and the fair market value of the Common Stock on the date of purchase. Further, if shares acquired through the Plan are sold in a "disqualifying disposition," that is, held for less than the one-year or two-year holding periods described above and so creating a tax liability for the employee, the Company may require reimbursement of the amount the Company is required to withhold for applicable federal and state taxes. In the absence of such reimbursement, the Company may withhold such amounts from the participant's pay.

         Since the tax effects of participating in the Plan may vary according to individual circumstances, participants should seek professional tax advice from their own advisers concerning the tax consequences of purchasing shares under the Plan and the disposition of any shares purchased thereunder.

         The Plan is not intended to be qualified under Code Section 401(a).


                              AVAILABLE INFORMATION

         The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed by the Company with the Commission are available at the Internet web site that the Commission maintains (http://www.sec.gov) and they can be inspected and copied at the offices of the Commission at Room 1024, Judiciary Plaza Building, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the Commission at the following locations: New York Regional Office, Seven World Trade Center, Thirteenth Floor, New York, New York 10048; and Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza Building, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Company's Common Stock is also listed on the New York Stock Exchange, and the reports, proxy statements and other information concerning the Company also may be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005. Additional updating information with respect to the Company's Common Stock and plans covered thereby may be provided in the future to Plan participants by means of amendments to this Prospectus.

         This Prospectus does not contain all of the information set forth in the Registration Statement (the "Registration Statement"), of which this Prospectus is a part, and exhibits relating thereto, which the Company has filed with the Commission under the Securities Act of 1933, as amended (the "Securities Act"). Reference is made to such Registration Statement and to the exhibits relating thereto for further information with respect to the Company and the Common Stock offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

         A copy of any document or part thereof which is incorporated by reference into this Prospectus but not delivered herewith will be provided without charge, upon written or oral request, to any person, including any beneficial owner, to whom this Prospectus is delivered; however, exhibits to the information incorporated by reference shall not so be provided unless such exhibits are specifically incorporated by reference into the information that the Prospectus incorporates. A copy of the Company's annual report to shareholders, annual report on Form 10-K, Proxy Statement and other reports and communications distributed to its shareholders generally will be furnished, without charge, upon written or oral request of an employee. Requests may be directed to: E. Wayne Lundhagen, Treasurer, KN Energy, Inc., 370 Van Gordon Street, P.O. Box 281304, Lakewood, Colorado 80228-8304, telephone: 303-989-1740.


                            SECURITIES OF THE ISSUER

         The following statements are brief summaries of certain provisions relating to the Common Stock offered hereby and the preferred stock of the Company and are qualified in their entirety by the provisions of the Company's Restated Articles of Incorporation, as amended, By-laws and the Certificates of Designation for the Class B $8.30 Series Cumulative Preferred Stock, which are exhibits to or are incorporated by reference in the Registration Statement of which this Prospectus is a part.

         The Company is currently authorized by its Restated Articles of Incorporation to issue 50,000,000 shares of Common Stock of which 31,446,326 were outstanding on September 30, 1997; 200,000 shares of Class A Preferred Stock, no par value ("Class A Preferred Stock"), of which 70,000 shares were outstanding as Class A $5.00 Cumulative Preferred Stock on such date; and 2,000,000 shares of Class B Preferred Stock, no par value ("Class B Preferred Stock"), of which no shares were outstanding on such date.

         The Company's Board of Directors is authorized by the Restated Articles of Incorporation to provide, without further stockholder action, for the issuance of one or more series of Class A Preferred Stock and Class B Preferred Stock. The Board of Directors has the power to fix various terms with respect to each such series, including voting power, designations, preferences, dividend rates, conversion and exchange provisions, redemption provisions and, in the case of the Class B Preferred Stock, the amounts which holders are entitled to receive upon any liquidation, dissolution or winding up of the Company. The Class A Preferred Stock and Class B Preferred Stock will rank prior to the Common Stock with respect to both dividends and distribution of assets on liquidation, dissolution or winding up of the Company.

         In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of shares of Class A Preferred Stock of each series shall be entitled to receive in full out of the assets of the Company the sum of $100 per share of Class A Preferred Stock, plus any arrearages in dividends thereon to the date fixed for the payment in liquidation, before any distribution shall be made to the holders of shares of any stock junior to the Class A Preferred Stock. The Company may, at the option of the Board of Directors, redeem the whole or any part of the Class A Preferred Stock, or of any series thereof at any time or from time to time within the period during which such stock is, according to the Company's Articles of Incorporation, or the resolutions of the Board of Directors providing for the issue thereof, redeemable, by paying the redemption price thereof, including any arrearages in dividends thereon to the date fixed for redemption. The Class A $5.00 Cumulative Preferred Stock is redeemable, in whole or in part, at the option of the Company, at any time or from time to time, at the price of $105 per share plus accrued and unpaid dividends. This series has no shrinking fund requirements. Holders of shares of Class A $5.00 Cumulative Preferred Stock are entitled to receive, when and as declared by the Board of Directors of the Company, cumulative preferential cash dividends at the annual rate of $5.00 per share prior to the payment of any dividends or other distributions on (or purchase or redemption of) the Class B Preferred Stock or the Common Stock.

         In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of shares of Class B Preferred Stock of each series shall be entitled to receive, subject to the prior rights of the holders of shares of Class A Preferred Stock, the full preferential amount fixed by the Company's Articles of Incorporation, or the resolutions of the Board of Directors providing for the issue thereof, including any arrearages in dividends thereon to the date fixed for the payment in liquidation, before any distribution shall be made to the holders of shares of any stock junior to the Class B Preferred Stock. Dividends may not be declared or paid or set apart for payment on any series of Class B Preferred Stock, unless there shall be no arrearages in dividends on any series of Class A Preferred Stock entitled to cumulative dividends for any past dividend period and dividends in full for the current dividend period have been paid or declared or set aside for payment on all Class A Preferred Stock.

         In addition, the holders of the Class A Preferred Stock then outstanding have the right to vote separately as a class with respect to (i) certain amendments to the Company's Articles of Incorporation or the By-laws of the Company which adversely affect the voting powers, rights or preferences of the holders of shares of Class A Preferred Stock, (ii) the creation of any class of stock or any security convertible into or exchangeable for or evidencing the right to purchase any stock ranking prior to or on a parity with, either as to dividends or upon liquidation, the Class A Preferred Stock, or (iii) certain mergers or consolidations of the Company with or into any other corporation. For such actions to be taken by the Company, including increasing the authorized amount of any class of stock ranking prior to the Class A Preferred Stock, the affirmative vote of the holders of at least 50% of the shares of the Class A Preferred Stock then outstanding would be required. The affirmative vote of at least 50% of the shares of any series of Class A Preferred Stock then outstanding is required for the Company to amend the Company's Articles of Incorporation or resolutions of the Board of Directors of the Company providing for the issue of such series of Class A Preferred Stock so as to affect adversely the powers, preferences or rights of holders of Class A Preferred Stock of such series. The holders of Class B Preferred Stock then outstanding also have the right to a separate vote regarding (a) the events described in the first sentence of this paragraph with regard to such Class B Preferred Stock, requiring the affirmative vote of at least 50% of the shares of Class B Preferred Stock then outstanding, and (b) amendments to the Company's Articles of Incorporation, or to resolutions of the Company's Board of Directors providing for the issue of any series of Class B Preferred Stock so as to affect adversely the powers, preferences or rights of the holders of such series, requiring the affirmative vote of at least 50% of the shares of such series then outstanding.

         If dividends are in arrears on the shares of any series of Class A Preferred Stock to which the following provisions are made applicable pursuant to the Company's Articles of Incorporation or resolutions of the Company's Board of Directors providing for the issue of any such series (i) in an aggregate amount equal to three but less than six full quarterly dividends, then the holders of the shares of all such series of Class A Preferred Stock have the exclusive right, voting separately as a class and without regard to series, to elect directors constituting one third of the Company's Board of Directors or
(ii) in an aggregate amount equal to six full quarterly dividends, then such holders have the exclusive right, voting separately as a class and without regard to series, to elect directors constituting one-half of the Company's Board of Directors plus one additional director, in each case until all arrearages in dividends and dividends in full for the current quarterly period have been paid on or declared and set aside for payment on the shares of such series. These provisions are applicable to the Class A $5.00 Cumulative Preferred Stock. The holders of the outstanding Class B Preferred Stock have the right to elect directors of the Company similar to the Class A $5.00 Cumulative Preferred Stock in the event of non-declaration of dividends, for the periods described above, on the Class B Preferred Stock if the holders of the Class A $5.00 Cumulative Preferred Stock are not then entitled to elect directors as described above.

                  All outstanding shares of Common and Preferred Stock are, and shares of Common Stock sold pursuant to the Plan will be, fully paid and nonassessable. Holders of Common Stock or Class A $5.00 Cumulative Preferred Stock are entitled to one vote for each share on all matters voted on by stockholders. Holders of Common Stock or Class A Preferred Stock and Class B Preferred Stock have no preemptive rights to subscribe for or purchase any additional securities issued by the Company. Subject to the preferential rights of the holders of the Class A Preferred Stock and Class B Preferred Stock, the holders of Common Stock are entitled to receive any dividends which may be declared by the Board of Directors out of funds legally available therefor and to share pro rata in the net assets of the Company upon liquidation, dissolution or winding up. Shares of Common Stock have no cumulative voting rights or redemption, sinking fund or conversion privileges.

Anti-takeover Matters

         Articles of Incorporation and By-laws. Certain provisions of the Company's Articles of Incorporation and the By-laws of the Company could have the effect of preventing a change in control of the Company in certain situations. These provisions generally provide for (a) the classification of the Board of Directors of the Company into three classes of as nearly an equal number as possible, having staggered terms of three years each; (b) the removal of directors only for cause or by unanimous vote of the remaining members of the Board of Directors; (c) the filing of any vacancy on the Board of Directors by the remaining directors then in office; (d) the limitation of the number of directors to a minimum of nine and a maximum of 15, with the exact number to be determined by the Board of Directors; (e) increasing the stockholder vote required to amend, repeal or adopt any provision in a manner inconsistent with the foregoing provisions under (a), (b) and (d) above to two-thirds of the outstanding voting securities of the Company; (f) the requirement that certain business combinations or transactions involving the Company and any beneficial owner of more than 5% of the outstanding voting securities of the Company be approved by holders of at least two-thirds of the outstanding voting securities of the Company, including those held by such beneficial owner, unless the business combination or transaction is (I) approved by the Board of Directors before such beneficial owner became a holder of more than 5% of the Company's outstanding voting securities or (II) approved by sufficient members of the Board of Directors to constitute a majority of the members of the full Board of Directors in office prior to the time such beneficial owner became a holder of more than 5% of the Company's voting securities, or (III) with an entity of which a majority of the outstanding shares of voting securities is owned by the Company and its subsidiaries; (g) increasing the stockholder vote required to amend, repeal or adopt any provision in a manner inconsistent with the foregoing provision under (f) above to two-thirds or more of then outstanding shares of voting securities of the Company; (h) the requirement that certain business combinations or transactions involving the Company and any beneficial owner of

10% or more of the outstanding voting securities of the Company be approved by holders of at least 80% of the outstanding voting securities of the Company, including those held by such beneficial owner, unless (I) the business combination or transaction is approved by three-fourths of the Board of Directors then in office who are not associated with or related to anyone who beneficially owns, and do not themselves own, 10 percent or more of the Company's voting securities or (II) certain conditions relating generally to the fairness of the price to be received by stockholders of the Company in such business combination or transaction are satisfied; (i) increasing the stockholder vote required to amend, repeal or adopt any provision in a manner inconsistent with the foregoing provision under (h) above to 80% or more of the outstanding voting securities of the Company unless approved by an affirmative vote of three-fourths of the Board of Directors then in office who are not associated with or related to anyone who beneficially owns, and do not themselves own, 10% or more of the Company's voting securities; (j) certain procedural requirements for stockholder nominations to the Board of Directors; and (k) the requirement that special meetings of stockholders may only be called by stockholders owning 51% or more of the outstanding voting securities of the Company, by a majority of the Board of Directors, the Chairman of the Board of Directors or the President of the Company.

         Shareholder Rights Plan. On August 17, 1995, the Board of Directors of the Company declared a dividend of one preferred share purchase right (a "Right") with respect to each outstanding share of Common Stock held of record on September 15, 1995 or issued thereafter and prior to the date the Rights become exercisable. Until the Rights become exercisable, they will be evidenced by certificates for shares of Common Stock and will automatically trade with the Common Stock. If and when the Rights become exercisable, Rights certificates will be distributed and the Rights will become separately tradable. The full terms of the Rights are set forth in the Rights Agreement dated as of August 21, 1995, between the Company and The Bank of New York, as Rights Agent, a copy of which is filed as an exhibit to the Registration Statement.

         Each Right entitles the holder thereof to purchase from the Company one one-thousandth of a share of Class B Junior Participating Series Preferred Stock, without par value (the "Preferred Shares"), for a price of $80 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The Rights become exercisable upon the earlier of (i) ten business days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 20% or more of the outstanding voting shares of the Company or (ii) ten business days following the commencement or announcement of an intention to commence a tender or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding voting shares of the Company. The Rights will expire on the later of September 15, 2005 or the third anniversary of the date on which the Rights became exercisable (the "Final Expiration Date"), unless the Final Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

         If a person or group were to acquire 20% or more of the voting shares of the Company, each Right then outstanding (other than Rights beneficially owned by the acquiring person, which would become null and void) would become a right to buy that number of shares of Common Stock (or, under certain circumstances, the equivalent number of one one-thousandths of a Preferred Share) that at the time of such acquisition would have a market value of two times the Purchase Price of the Right. If the Company were acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price of the Right.

         At any time after the acquisition by a person or group of beneficial ownership of 20% or more of the outstanding voting shares of the Company and before the acquisition by a person or group of 50% or more of the outstanding voting shares of the Company, the Board of Directors may, at its option, issue shares of Common Stock (or Preferred Shares) in mandatory redemption of, and in exchange for, all or part of the then outstanding and exercisable Rights (other than Rights owned by such person or group, which would become null and void) at an exchange ratio of one share of Common Stock (or one one-thousandth of a Preferred Share) for each Right, subject to adjustment. In addition, the Company is entitled to redeem all of the outstanding Rights at a price of $0.01 per Right at any time prior to the first pubic announcement that a person or group has become a beneficial owner of 20% or more of the outstanding voting shares of the Company.

         Until a Right is exercised, the holder thereof, as such, has no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Kansas Business Combination Act. The Company is subject to Sections 17-12,100 et seq. of the Kansas Statutes Annotated (the "K.S.A."), which imposes a three-year moratorium on business combinations between a Kansas corporation and an "interested stockholder" (in general, a stockholder owning 15% or more of a corporation's outstanding voting stock) or an affiliate or associate thereof unless (a) prior to an interested stockholder becoming such, the board of directors of the corporation has approved either the business combination or the transaction by which the interested stockholder became such; (b) upon consummation of the transaction resulting in an interested stockholder becoming such, the interested stockholder owns 85% of the voting stock that was outstanding at the time the transaction commenced (excluding, from the calculation of outstanding shares, shares beneficially owned by management, directors and certain employees stock plans); or (c) on or after the date an interested stockholder becomes such, the business combination is approved by (i) the Board of Directors and (ii) the affirmative vote of the holders of at least 66 2/3% of the outstanding shares (other than those shares beneficially owned by the interested stockholder) at a meeting of stockholders.

         Kansas Control Share Acquisition Act. The Company is also subject to Sections 17-1286 et seq. of the K.S.A. (the "Kansas Control Share Acquisitions Act"), which applies to public corporations incorporated in Kansas that have certain other connections with the state. The Kansas Control Share Acquisitions Act relates principally to the acquisition of "control shares" in such a corporation. Under the Kansas Control Share Acquisitions Act, a control share acquisition is one that, except for the operation of the Act, would raise the acquiring person's voting power in the election of directors of the subject corporation to or above any of the following thresholds: one-fifth or more but less than one-third of all voting power; one-third of all voting power; one-third or more but less than a majority of all voting power; and at least a majority of all voting power. Whenever a control share acquisition occurs, the acquiring person has no voting rights with respect to those shares unless both a majority of all outstanding shares and a majority of all such shares excluding all "interested shares" (in general, shares beneficially controlled by the acquiring person or any officer or inside director of the subject corporation) approve the acquisition. If the control shares are accorded voting rights, then dissenters' rights are available under the Kansas Control Share Acquisitions Act to stockholders who did not vote in favor of the control share acquisition and who comply with certain prescribed procedures. If the stockholders vote not to accord voting rights to the control shares, however, then the issuing corporation has a 60-day option to redeem all such shares at market value.

         Other Matters. The Bank of New York serves as registrar and transfer agent for the Common Stock and for the Class A $5.00 Cumulative Preferred Stock.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by the Company with the Commission are incorporated herein by reference and made a part hereof:

                  (a) The Company's annual report on Form 10-K for the year
                      ended December 31, 1996 as amended by Amendment No. 1 thereto;

                  (b) Current Reports on Form 8-K filed January 23, January 28, and October 27, 1997;

                  (c) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997, and June 30, 1997.

         All documents subsequently filed by the Company and the Plan pursuant to Sections 13, 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to the Registration Statement of which this Prospectus is a part which indicates that all of the Common Stock offered hereby has been sold or which deregisters all of such Common Stock then remaining unsold shall be deemed to be incorporated by reference in this Prospectus and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Registration Statement and this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded, shall not be deemed, except as so modified or superseded, to constitute a part of the Registration Statement or this Prospectus.

                                  LEGAL MATTERS

         The legality of the shares of Common Stock offered hereby and subject to purchase under the Plan has been passed upon for the Company by the Law Offices of Polsinelli, White, Vardeman & Shalton, Kansas City, Missouri.

                                     EXPERTS

         The consolidated financial statements and schedules, included or incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, which is incorporated by reference herein, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in its report with respect thereto, and are incorporated herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

                              [FORM OF PROXY CARD]

                                K N ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF K N ENERGY, INC.
                   FOR THE ANNUAL MEETING ON APRIL 16, 1998


         The undersigned appoints Larry D. Hall and Martha B. Wyrsch, both of them, with full power of substitution in both, the proxies of the undersigned, to represent the undersigned and vote all shares of K N Energy, Inc. Common and Preferred Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on April 16, 1998, and at any adjournment or postponement thereof, as indicated on the reverse side.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposals 1, 2, 3 and 4.


                    (Continued and to be dated and signed on the reverse side.)




                                                     K N ENERGY, INC.
                                                     P.O. BOX 11162
                                                     NEW YORK, N.Y. 10203-0162

                              [FORM OF PROXY CARD]

1.   Election of Class I Directors      FOR all nominees      |_|   WITHHOLD AUTHORITY to vote         |_|   *EXCEPTIONS|_|
                                        listed below                for all nominees listed below

Nominees: Charles W. Battey, Larry D. Hall, Richard D. Kinder, John F. Riordan, H.A. True, III

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           --------------------------------------------------------------------

2. To approve an amendment to the Restated Articles of Incorporation of the Company to increase the authorized Common Stock, par value $5.00 per share, from 50,000,000 shares to 150,000,000 shares.

     FOR  |_|                 AGAINST  |_|                      ABSTAIN  |_|

3. To approve an increase in the number of shares of K N Energy, Inc. Common Stock authorized for issuance under the 1994 K N Energy, Inc. Long-Term Incentive Plan by 1,600,000 shares.

     FOR  |_|                 AGAINST  |_|                      ABSTAIN  |_|

4. To approve an increase in the number of shares of K N Energy, Inc. Common Stock authorized for issuance under the 1990 Employee Stock Purchase Plan by 1,000,000 shares.

     FOR  |_|                 AGAINST  |_|                      ABSTAIN  |_|

                 Change of Address and or Comments Mark Here |_|

The signature on this Proxy should correspond exactly with stockholder's name as printed to the left, in the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.


          Dated:                                           , 1998
                -----------------------------------------

                -----------------------------------------
                 Please print name of Stockholder here.

                -----------------------------------------
                              Please sign here.

           VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE).